UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

USCF ETF TRUST

(Name of Registrant as Specified in its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

USCF ETF TRUST

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

[●], 2026

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”) and USCF Midstream Energy Income Fund (“UMI” and, together with SDCI, the “Funds” and each, a “Fund”), each a series of USCF ETF Trust (the “Trust”), to be held on Wednesday, December 9, 2026, at 1:00 p.m. (Pacific time), at the offices of USCF Advisers LLC, located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of Fund shares, will be required for admission.

USCF Advisers LLC (the “Adviser”) serves as the investment adviser to each Fund. The Adviser also serves as the investment adviser to USCF Cayman Commodity 2, which is a wholly owned subsidiary of SDCI (the “Subsidiary”).

Each Fund also uses the services of a sub-adviser. Specifically, Miller/Howard Investments, Inc. serves as a sub-adviser to UMI pursuant to a sub-advisory agreement with the Adviser, and SummerHaven Investment Management, LLC serves as a sub-adviser to the Subsidiary pursuant to a sub-advisory agreement with the Adviser.

The purpose of the Meeting is to approve new advisory agreements for the Funds and the Subsidiary. By way of background, the Adviser’s ultimate parent company is The Marygold Companies, Inc. (“Marygold”). On September 25, 2026, Marygold entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flower AcquireCo, LLC (“Flower”) and its wholly owned subsidiary, Flower Merger Sub, Inc., under which Marygold will become a wholly owned subsidiary of Flower (the “Transaction”). As discussed in more detail in the accompanying materials, the current investment advisory and sub-advisory agreements for the Funds and the Subsidiary will be deemed terminated upon the closing of the Transaction (the “Closing”). To ensure that the Funds and the Subsidiary can continue to receive their existing advisory services after the Closing, you are being asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”) and to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof:

Proposal	Shareholders Entitled to Vote
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Shareholders of each Fund, voting separately by Fund
2. To approve a new investment advisory agreement between the Subsidiary and the Adviser.	Shareholders of SDCI only
3. To approve a new sub-advisory agreement between the Adviser and Miller/Howard Investments, Inc. with respect to UMI.	Shareholders of UMI only
4. To approve a new sub-advisory agreement between the Adviser and SummerHaven Investment Management, LLC with respect to the Subsidiary.	Shareholders of SDCI only

Each new agreement will not differ in any material respect from the corresponding current agreement and will have the same fee rates as the corresponding current agreement. Each Fund’s investment objective, principal investment strategies, principal risks, fundamental and non-fundamental investment policies, and portfolio managers are not expected to change as a result of the Transaction, and you are not being asked to approve the Transaction itself. The Transaction has been approved by Marygold’s board of directors and by the written consent of Marygold stockholders collectively holding approximately 75% of the voting power of Marygold’s outstanding voting securities. Approval by each Fund’s shareholders of the new investment advisory agreement for such Fund is a condition to the Closing, although that condition may be waived by the parties to the Merger Agreement.

A formal Notice of Special Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of the Trust recommends that you vote “FOR” each Proposal with respect to your Fund(s). However, before you vote, please read the Proxy Statement for a complete description of the applicable Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact Alliance Advisors, LLC, the Trust’s proxy solicitor, at 833-215-7516. Your prompt response will help save the costs of any further solicitations and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

/s/ John P. Love
John P. Love
President and Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

Important Information to Help You Understand and Vote on the Proposals — Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about each Proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q. What is the purpose of this proxy solicitation?

A. The purpose of this proxy solicitation is to approve new advisory agreements for USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), USCF Midstream Energy Income Fund (“UMI” and, together with SDCI, the “Funds” and each, a “Fund”), and USCF Cayman Commodity 2, which is a wholly owned subsidiary of SDCI (the “Subsidiary”).

USCF Advisers LLC (the “Adviser”) serves as investment adviser to SDCI and UMI, each a series of USCF ETF Trust (the “Trust”). The Adviser is an indirect, wholly owned subsidiary of The Marygold Companies, Inc. (“Marygold”).

On September 25, 2026, Marygold entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flower AcquireCo, LLC (“Flower”) and its wholly owned subsidiary, Flower Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into Marygold, with Marygold surviving as a wholly owned subsidiary of Flower (the “Transaction”). Upon the closing of the Transaction (the “Closing”), the Adviser will become an indirect, wholly owned subsidiary of Flower.

The Transaction will be considered to result in a change of control of the Adviser and, therefore, an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each investment advisory and sub-advisory agreement under which the Adviser, Miller/Howard Investments, Inc. (“Miller/Howard”) or SummerHaven Investment Management, LLC (“SummerHaven,” and together with Miller/Howard, the “Sub-Advisers”) currently provides services to the Funds or to the Subsidiary, as applicable. Under the 1940 Act, each such agreement terminates automatically upon its assignment. These agreements include the Investment Advisory Agreement dated April 10, 2018 between the Trust, on behalf of each Fund, and the Adviser (the “Current Advisory Agreement”), the Investment Advisory Agreement dated April 18, 2018 between the Subsidiary and the Adviser (the “Current Subsidiary Advisory Agreement”), the Sub-Advisory Agreement dated February 18, 2021, as amended, between the Adviser and Miller/Howard with respect to UMI (the “Current Miller/Howard Agreement”), and the Sub-Advisory Agreement dated May 29, 2020 between the Adviser and SummerHaven with respect to the Subsidiary (the “Current SummerHaven Agreement”) (collectively, the “Current Agreements”).

To ensure that the Funds and the Subsidiary can continue to receive their existing advisory services after the Closing, shareholders are being asked to approve a new agreement to replace each Current Agreement, each to take effect upon the later of the Closing and shareholder approval. Approval by each Fund’s shareholders of the new investment advisory agreement for such Fund is a condition to the Closing under the Merger Agreement, although the parties to the Merger Agreement may waive that condition. If the Closing occurs before shareholders of a Fund have approved the applicable new agreement, interim agreements approved by the Board of Trustees of the Trust (the “Board” or the “Trustees”) pursuant to Rule 15a-4 under the 1940 Act (collectively, the “Interim Agreements”) will take effect upon the Closing and permit the Adviser and the applicable Sub-Adviser to continue providing services to that Fund and the Subsidiary, as applicable, until the earlier of 150 days after the Closing and the date on which shareholders approve the applicable new agreement. The Interim Agreements are discussed in greater detail in the Proxy Statement.

Q. What are shareholders of each Fund being asked to approve?

A. Shareholders are being asked to approve new advisory agreements so that the Funds and the Subsidiary can continue to receive their existing advisory services.

Regarding Proposal 1, shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). Regarding Proposal 2, shareholders of SDCI are also being asked to approve a new investment advisory agreement between the Subsidiary and the Adviser (the “New Subsidiary Advisory Agreement”). Regarding Proposal 3, shareholders of UMI are also being asked to approve a new sub-advisory agreement between the Adviser and Miller/Howard with respect to UMI (the “New Miller/Howard Agreement”). Regarding Proposal 4, shareholders of SDCI are also being asked to approve a new sub-advisory agreement between the Adviser and SummerHaven with respect to the Subsidiary (the “New SummerHaven Agreement,” and together with the New Advisory Agreement, New Subsidiary Advisory Agreement and New Miller/Howard Agreement, the “New Agreements”). Shareholders are not being asked to vote on the Transaction. The Transaction has been approved by Marygold’s board of directors and by the written consent of Marygold stockholders collectively holding approximately 75% of the voting power of Marygold’s outstanding voting securities.

Q. How will the Transaction affect me as a Fund shareholder?

A. The Transaction is not expected to have any material impact on shareholders.

No changes to either Fund’s investment objective, principal investment strategies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers are currently contemplated as a result of the Transaction. You will still own the same shares of the same Fund. If the Proposals are approved, the Adviser and the Sub-Advisers will continue to provide the same services to the Funds and the Subsidiary, as applicable, at the same fee rates as under the Current Agreements.

Q. How do the New Agreements differ from the Current Agreements?

A. The New Agreements will be materially the same as the Current Agreements.

Each New Agreement is substantially identical to the corresponding Current Agreement. The principal differences include: (i) the date and term of each New Agreement; (ii) the series of the Trust listed in the fund schedules to the New Advisory Agreement and New Miller/Howard Agreement following certain liquidations; and (iii) the updated notice address in the New Advisory Agreement, the New Subsidiary Advisory Agreement, and the New SummerHaven Agreement. In addition, because the existing contractual fee waivers terminate automatically upon termination of the applicable Current Agreements, the Adviser and Miller/Howard have agreed to enter into new fee waiver agreements on substantially identical terms.

GENERAL QUESTIONS

Q. What are the Board’s recommendations?

A. The Board recommends that shareholders vote in favor of the Proposals.

After careful consideration at a meeting held on November 5, 2026 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), approved the New Agreements, subject to shareholder approval and the Closing, and approved the Interim Agreements. The Board recommends that you vote “FOR” each Proposal applicable to your Fund. Please see the “Board Considerations in Approving the New Agreements” section in the enclosed Proxy Statement for more information.

Q. What happens if shareholders do not approve a Proposal?

A. The consequences depend on which Proposal is not approved, as described below.

Under the Merger Agreement, approval of the New Advisory Agreement by the shareholders of each Fund is a condition to the Closing, although the parties to the Merger Agreement may waive that condition. If shareholders of a Fund do not approve Proposal 1 and the condition is not waived, the Transaction will not be completed, the Current Agreements will remain in effect, and the Adviser and the Sub-Advisers will continue to provide services to the Funds and the Subsidiary under the Current Agreements. The Closing is not conditioned on shareholder approval of Proposal 2, Proposal 3 or Proposal 4.

If the Closing occurs before shareholders of a Fund have approved the applicable New Agreements (for example, because the parties to the Merger Agreement waive the shareholder approval condition, or because shareholder approval of Proposal 2, Proposal 3 or Proposal 4 remains pending), the Interim Agreements for that Fund will permit the Adviser and the applicable Sub-Adviser to continue providing services to the Fund and the Subsidiary, as applicable, for up to 150 days after the Closing while the Fund continues to seek shareholder approval. If shareholders of a Fund have not approved the applicable New Agreements before the applicable Interim Agreements expire, the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Agreements to shareholders or liquidating the Fund.

Q. Will my vote make a difference?

A. Yes. Each shareholder’s vote matters.

Your vote is needed to ensure the Proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important. The Trust has retained the proxy communications and solicitation advisory firm Alliance Advisors, LLC (the “Solicitor”) to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by the Solicitor and related costs are approximately $[●], which will be borne by the Adviser and not by the Funds or their shareholders. Representatives of the Adviser may also solicit proxies.

Q. How can I vote?

A. Shareholders can vote in any one of four ways:

•	by mailing the enclosed proxy card after signing and dating it;
•	over the Internet by going to the website indicated on your proxy card;
•	by telephone, with a toll-free call to the number on your proxy card; or
•	in person at the Special Meeting of Shareholders (the “Meeting”).

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card, or by telephone by calling the toll-free number on your enclosed proxy card, in each case using the voting control number that appears on your proxy card. If you hold shares through a broker, bank or other intermediary and wish to vote in person at the Meeting, you must obtain a legal proxy from your intermediary and present it at the Meeting. Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. I plan to vote by mail. How should I sign my proxy card?

A. Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q. I plan to vote over the Internet. How does Internet voting work?

A. To vote over the Internet, please log on to the website indicated on your proxy card and follow the instructions provided on the voting website.

Q. I plan to vote by telephone. How does telephone voting work?

A. To vote by telephone, please call toll free the number on your proxy card from within the United States and follow the instructions provided during your call.

Q. Whom should I call with questions?

A. If you have any additional questions about the Proxy Statement or the Meeting, please contact the Solicitor at 833-215-7516.

Q. What is the relationship between the Solicitor and the Trust?

A. The Trust has retained the Solicitor, an outside firm that specializes in proxy solicitation, to assist it with the proxy solicitation process, including the mailing of this Proxy Statement, the collection of the proxies, and any necessary follow-up. The Solicitor may contact shareholders on behalf of the Trust but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

USCF ETF TRUST

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, December 9, 2026

[●], 2026

To the Shareholders of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund and USCF Midstream Energy Income Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”) and USCF Midstream Energy Income Fund (“UMI,” and, together with SDCI, the “Funds” and each, a “Fund”), each a series of USCF ETF Trust (the “Trust”), will be held on Wednesday, December 9, 2026, at 1:00 p.m. (Pacific time), at the offices of USCF Advisers LLC (the “Adviser”), located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”) and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof:

Proposal	Shareholders Entitled to Vote
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Shareholders of each Fund, voting separately by Fund
2. To approve a new investment advisory agreement between the Subsidiary and the Adviser.	Shareholders of SDCI only
3. To approve a new sub-advisory agreement between the Adviser and Miller/Howard Investments, Inc. with respect to UMI.	Shareholders of UMI only
4. To approve a new sub-advisory agreement between the Adviser and SummerHaven Investment Management, LLC with respect to the Subsidiary.	Shareholders of SDCI only

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record of each Fund at the close of business on Tuesday, November 17, 2026, the record date for the Meeting (the “Record Date”), are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Each shareholder is invited to attend the Meeting.

Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees of USCF ETF Trust

/s/ Daphne G. Frydman
Daphne G. Frydman
Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage-paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” each Proposal applicable to your Fund. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card instead).

You may revoke your proxy at any time at or before the Meeting by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

Page

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Wednesday, December 9, 2026	3

Background — The Transaction	3

Proposals 1 and 2 — To Approve a New Investment Advisory Agreement Between the Trust, on Behalf of Each Fund, and the Adviser and a New Investment Advisory Agreement Between the Subsidiary and the Adviser	7

Proposal 3 — To Approve a New Sub-Advisory Agreement Between the Adviser and Miller/Howard Investments, Inc. with Respect to UMI	11

Proposal 4 — To Approve a New Sub-Advisory Agreement Between the Adviser and SummerHaven Investment Management, LLC with Respect to the Subsidiary	13

Additional Information About the Adviser	15

Board Considerations in Approving the New Agreements	17

Vote Required for the Proposals and Approval of Other Matters at the Meeting	20

Additional Information	20

Exhibit A — Outstanding Shares of Each Fund	A-1

Exhibit B — Five Percent Shareholders	B-1

Exhibit C — Form of New Investment Advisory Agreement	C-1

Exhibit D — Form of New Subsidiary Advisory Agreement	D-1

Exhibit E — Form of New Miller/Howard Sub-Advisory Agreement	E-1

Exhibit F — Form of New SummerHaven Sub-Advisory Agreement	F-1

SPECIAL MEETING

OF

SHAREHOLDERS

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

PROXY STATEMENT

[●], 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board” or the “Trustees”) of USCF ETF Trust (the “Trust”) for use at the Special Meeting of Shareholders of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”) and USCF Midstream Energy Income Fund (“UMI” and, together with SDCI, the “Funds” and each, a “Fund”), each a series of the Trust, to be held at the offices of USCF Advisers LLC (the “Adviser”), located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, on Wednesday, December 9, 2026, at 1:00 p.m. (Pacific time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card or brokerage statement showing your holdings of Fund shares, will be required for admission. This Proxy Statement, the accompanying Notice of Special Meeting and the accompanying proxy card are being mailed to shareholders on or about [●].

The Board has fixed the close of business on Tuesday, November 17, 2026 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of a Fund on the Record Date are entitled to one vote per share at the Meeting on each Proposal applicable to their Fund. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned of record or were known by the Trust to own beneficially more than 5% of the outstanding shares of either Fund as of the Record Date.

A Trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this Proxy Statement as an “Independent Trustee.” USCF Cayman Commodity 2, a wholly owned subsidiary of SDCI, is referred to in this Proxy Statement as the “Subsidiary.”

Summary of Proposals

The following table summarizes each Proposal and identifies the shareholders being solicited with respect to each Proposal:

Proposal	Shareholders Entitled to Vote
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Shareholders of each Fund, voting separately by Fund
2. To approve a new investment advisory agreement between the Subsidiary and the Adviser.	Shareholders of SDCI only
3. To approve a new sub-advisory agreement between the Adviser and Miller/Howard Investments, Inc. with respect to UMI.	Shareholders of UMI only
4. To approve a new sub-advisory agreement between the Adviser and SummerHaven Investment Management, LLC with respect to the Subsidiary.	Shareholders of SDCI only

1

Shareholders of each Fund will vote separately, as a Fund, on each Proposal applicable to their Fund. The votes of shareholders of one Fund will not be counted toward the approval of a Proposal for the other Fund. Because each Sub-Adviser (as defined below) serves as a delegate of the Adviser, the new sub-advisory agreements under Proposal 3 and Proposal 4 will not take effect unless the new investment advisory agreement under Proposal 1 and, for SDCI, the new investment advisory agreement under Proposal 2 also take effect for the applicable Fund.

It is expected that the solicitation of proxies will be primarily by mail. The Trust’s officers and personnel of the Adviser and the Funds’ transfer agent, none of whom will receive additional compensation for these services, and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

Because each Fund has a unitary management fee arrangement, the Adviser will bear all expenses associated with this Proxy Statement and solicitation. The Trust has engaged Alliance Advisors, LLC (the “Solicitor”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of the Solicitor’s services is estimated to be approximately $[●], plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Solicitor at 833-215-7516. Shareholders do not have dissenter’s rights of appraisal in connection with the matters to be voted on by the shareholders at the Meeting. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” each Proposal applicable to the shareholder’s Fund.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-920-0259, or by mail at USCF ETF Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 9, 2026

This Proxy Statement is also available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

COPIES OF EACH FUND’S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT WWW.USCFINVESTMENTS.COM. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF A FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO: USCF ETF TRUST, C/O ALPS DISTRIBUTORS, INC., 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203; OR BY TELEPHONE TOLL-FREE AT: 1-800-920-0259.

BACKGROUND — THE TRANSACTION

The Adviser and Its Current Ownership

The Adviser, a Delaware limited liability company located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, serves as investment adviser to each Fund and to the Subsidiary. The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator under the Commodity Exchange Act, as amended. The Adviser is also a member of the National Futures Association. The Adviser is a wholly owned subsidiary of USCF Investments, Inc. (“USCF Investments”), a Delaware corporation, which is in turn a wholly owned subsidiary of The Marygold Companies, Inc. (“Marygold”), a Nevada corporation whose common stock is listed on the NYSE American under the ticker symbol “MGLD.” As of June 30, 2026, the Adviser had approximately $1.024 billion in assets under management.

The Transaction

On September 25, 2026, Marygold entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flower AcquireCo, LLC, a Delaware limited liability company (“Flower”), and its wholly owned subsidiary, Flower Merger Sub, Inc., a Nevada corporation (“Merger Sub”). Under the Merger Agreement, Merger Sub will merge with and into Marygold in a reverse triangular merger, with Marygold surviving as a wholly owned subsidiary of Flower (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to the satisfaction or waiver of a number of conditions, including, with respect to the Funds, the approval by the Board of the new investment advisory and sub-advisory agreements described in this Proxy Statement and, to the extent required by applicable law, the approval by each Fund’s shareholders of the new investment advisory agreement between the Trust, on behalf of such Fund, and the Adviser. The Merger Agreement may be terminated by either party if the Closing has not occurred on or before June 7, 2027, subject to an automatic three-month extension if all conditions other than those relating to the Board and shareholder approvals for the Funds have been satisfied or waived. The Closing is currently expected to occur in the first half of 2027, although there can be no assurance as to when or whether the Transaction will be completed.

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Flower and Merger Sub were formed solely for the purpose of engaging in the Transaction and have not engaged in any business activities other than those contemplated by the Merger Agreement and the equity commitment letters delivered in connection with the Transaction. Flower’s principal address is c/o Lloyd Harbor Capital Management, 44 Main Street, Cold Spring Harbor, New York 11724. Following the Closing, Flower will be ultimately controlled by Madison Dearborn Partners, LLC (“MDP”). MDP Arevi Fund I-A, L.P., MDP Arevi Fund I Executive-A, L.P., MDP Arevi Fund I-C, L.P. and MDP Arevi Co-Investors (Flower), L.P. (collectively, the “MDP Funds”), each a fund managed by MDP, will indirectly own approximately 40.41%, 17.58%, 4.51% and 31.25%, respectively, of Flower. MDP will control Flower through the MDP Funds’ indirect ownership of a majority of the equity interests of Flower and governance rights under the operating agreements of the parent companies of Flower. Range Capital Holdings, LLC (“Range Capital”) will indirectly own approximately 6.25% of Flower and Tim Rotolo, the current Chief Executive Officer of Range Capital, will become the Chief Executive Officer of Marygold. The address of MDP and each MDP Fund is c/o Madison Dearborn Partners, LLC, 70 W. Madison Street, Suite 4600, Chicago, Illinois 60602.

Upon the Closing, the Adviser will become an indirect, wholly owned subsidiary of Flower. In connection with the Transaction, the following six series of the Trust are being, or have been, liquidated, and are not the subject of this Proxy Statement: USCF Gold Strategy Plus Income Fund, USCF Dividend Income Fund, USCF Sustainable Battery Metals Strategy Fund, USCF Energy Commodity Strategy Absolute Return Fund, USCF Sustainable Commodity Strategy Fund and USCF Oil Plus Bitcoin Strategy Fund.

Effect of the Transaction on the Funds’ Advisory and Sub-Advisory Agreements

Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. Under the 1940 Act, a transfer of a controlling block of the outstanding voting securities of an investment adviser, including through a transfer of control of its parent company, is deemed to be an assignment of the adviser’s investment advisory contracts. The Transaction will be considered to result in a change of control of the Adviser and, therefore, an “assignment” (as defined in the 1940 Act) of each investment advisory and sub-advisory agreement under which the Adviser, Miller/Howard Investments, Inc. (“Miller/Howard”) or SummerHaven Investment Management, LLC (“SummerHaven,” and together with Miller/Howard, the “Sub-Advisers”) currently provides services to the Funds or to the Subsidiary, as applicable. Under the 1940 Act, each such agreement terminates automatically upon its assignment. These agreements include the Investment Advisory Agreement dated April 10, 2018 between the Trust, on behalf of each Fund, and the Adviser (the “Current Advisory Agreement”), the Investment Advisory Agreement dated April 18, 2018 between the Subsidiary and the Adviser (the “Current Subsidiary Advisory Agreement”), the Sub-Advisory Agreement dated February 18, 2021, as amended, between the Adviser and Miller/Howard with respect to UMI (the “Current Miller/Howard Agreement”), and the Sub-Advisory Agreement dated May 29, 2020 between the Adviser and SummerHaven with respect to the Subsidiary (the “Current SummerHaven Agreement” and, together with the Current Miller/Howard Agreement, the “Current Sub-Advisory Agreements”) (collectively, the “Current Agreements”). Although the Subsidiary is not itself a registered investment company, the Trust treats the Current Subsidiary Advisory Agreement and the Current SummerHaven Agreement as investment advisory contracts of SDCI for purposes of Section 15 of the 1940 Act because SDCI wholly owns and controls the Subsidiary, and the Subsidiary’s investments are considered part of SDCI’s portfolio.

Accordingly, at a meeting held on November 5, 2026 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommends that shareholders approve, a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”), a new investment advisory agreement between the Subsidiary and the Adviser (the “New Subsidiary Advisory Agreement”), a new sub-advisory agreement between the Adviser and Miller/Howard with respect to UMI (the “New Miller/Howard Agreement”), and a new sub-advisory agreement between the Adviser and SummerHaven with respect to the Subsidiary (the “New SummerHaven Agreement,” and together with the New Miller/Howard Agreement, the “New Sub-Advisory Agreements”) (collectively, the “New Agreements”), each to take effect upon the later of the Closing and shareholder approval. Shareholders are not being asked to approve the Transaction. The Transaction has been approved by Marygold’s board of directors and by the written consent of Marygold stockholders collectively holding approximately 75% of the voting power of Marygold’s outstanding voting securities. The Transaction will not result in any change to the organization or structure of the Funds, and you will continue to own the same shares of the same Fund. If the New Agreements are approved, the Adviser will continue to serve as investment adviser to the Funds and the Subsidiary, each Sub-Adviser will continue to serve in its current capacity, and none of the Funds’ other service providers will change in connection with the Transaction.

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Interim Agreements

At the Board Meeting, the Board, including a majority of the Independent Trustees, also reviewed and approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreement”), an interim investment advisory agreement between the Subsidiary and the Adviser (the “Interim Subsidiary Advisory Agreement”), an interim sub-advisory agreement between the Adviser and Miller/Howard with respect to UMI (the “Interim Miller/Howard Agreement”), and an interim sub-advisory agreement between the Adviser and SummerHaven with respect to the Subsidiary (the “Interim SummerHaven Agreement”) (collectively, the “Interim Agreements”).

If the Closing occurs before shareholders of a Fund have approved the applicable New Agreements (for example, because the parties to the Merger Agreement waive the shareholder approval condition described above under “Background - The Transaction,” or because shareholder approval of Proposal 2, Proposal 3 or Proposal 4 remains pending), the Interim Advisory Agreement and, for UMI, the Interim Miller/Howard Agreement or, for SDCI, the Interim Subsidiary Advisory Agreement and the Interim SummerHaven Agreement will take effect with respect to the applicable Fund upon the Closing. Each Interim Agreement will continue in effect until the earlier of 150 days following the Closing and the date on which shareholders of the applicable Fund approve the corresponding New Agreement. Because each Sub-Adviser serves as a delegate of the Adviser, the Interim Miller/Howard Agreement and the Interim SummerHaven Agreement will be in effect only while the Interim Advisory Agreement (and, for SDCI, the Interim Subsidiary Advisory Agreement) or the corresponding New Agreement is in effect for the applicable Fund. If shareholders of a Fund have not approved the applicable New Agreements before the applicable Interim Agreements expire, the Board will consider what further action is in the best interests of the Fund and its shareholders, which may include resubmitting the New Agreements to shareholders or liquidating the Fund.

The terms of each Interim Agreement are substantially identical to those of the corresponding Current Agreement, except for the effective date and term and certain provisions required by Rule 15a-4, including that (i) the Interim Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the applicable Fund on not more than 10 calendar days’ written notice; and (ii) compensation earned under the Interim Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the corresponding New Agreement before the Interim Agreement expires, the amount in the escrow account (including interest earned) will be paid to the Adviser or the applicable Sub-Adviser. If shareholders do not approve the corresponding New Agreement, the Adviser or the applicable Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned).

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Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company, or any affiliated person of the adviser, may receive any amount or benefit in connection with a transaction that results in an assignment of an investment advisory contract, provided that two conditions are satisfied.

First, under Section 15(f)(1)(A), for a period of three years after the transaction, at least 75% of the members of the board of the investment company must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. As of the date of this Proxy Statement, five of the seven Trustees (approximately 71%) are Independent Trustees. To rely on the safe harbor provided by Section 15(f), the Trust may take appropriate action, in accordance with applicable law and the Trust’s governing documents, to adjust the composition of the Board so that at least 75% of the Trustees will not be interested persons of the Adviser for the three-year period following the Closing.

Second, under Section 15(f)(1)(B), an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor, or any “interested person” of any such adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter). The Adviser has represented to the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on either Fund as a result of the Transaction.

Pursuant to the Merger Agreement, Flower has agreed that, promptly after the Closing, it will cause the Adviser to use its reasonable best efforts to cause the Board to satisfy the condition of Section 15(f)(1)(A) described above for the three-year period following the Closing, in accordance with applicable law and the governing documents of the Trust. Flower has also agreed that, for a period of not less than two years following the Closing, it will, and will cause the Adviser to, conduct their respective businesses so as to ensure that no “unfair burden” is imposed on either Fund as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto, and that if, during that two-year period, Flower ceases to control the Adviser, it will cause the person acquiring control of the Adviser to assume these obligations in writing.

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PROPOSALS 1 AND 2 — TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND THE ADVISER AND A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE SUBSIDIARY AND THE ADVISER

(Shareholders of each Fund, voting separately by Fund, to vote on Proposal 1, and shareholders of SDCI only to vote on Proposal 2)

Shareholders of each Fund are being asked to approve the New Advisory Agreement with respect to their Fund (Proposal 1). Shareholders of SDCI are also being asked to approve the New Subsidiary Advisory Agreement (Proposal 2). Because the Adviser manages SDCI’s commodity exposure through the Subsidiary under the Current Subsidiary Advisory Agreement, and the Adviser receives no separate fee under that agreement, the New Advisory Agreement and the New Subsidiary Advisory Agreement are described together in this section. SDCI shareholders will, however, vote separately on Proposal 1 and Proposal 2. A form of the New Advisory Agreement is attached as Exhibit C, and a form of the New Subsidiary Advisory Agreement is attached as Exhibit D. The following summary is qualified in its entirety by reference to Exhibit C and Exhibit D.

The Current Advisory Agreement

The Current Advisory Agreement is dated April 10, 2018, and Appendix A thereto was most recently amended as of September 21, 2023. The Current Advisory Agreement was approved by the initial shareholder of each Fund before the Fund commenced investment operations and has not since been submitted to a vote of either Fund’s shareholders. The Current Advisory Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on September 9, 2026. At that meeting, the Board also approved the continuation of the fee waiver arrangements described below through October 31, 2027.

The Current Subsidiary Advisory Agreement

The Current Subsidiary Advisory Agreement is dated April 18, 2018. The Current Subsidiary Advisory Agreement was approved by the initial shareholder of SDCI before the Subsidiary commenced investment operations and has not since been submitted to a vote of SDCI’s shareholders. The Current Subsidiary Advisory Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on September 9, 2026.

Material Terms of the Current and New Advisory Agreements

The New Advisory Agreement will become effective with respect to a Fund upon the later of the Closing and approval by that Fund’s shareholders. The terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the date of the agreement and the commencement of its initial term, the removal from Appendix A of all series of the Trust that have been or are being liquidated, and updated notice addresses. The fee rate payable by each Fund is the same under the Current Advisory Agreement and the New Advisory Agreement. The material terms of the New Advisory Agreement are summarized below.

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Services. The New Advisory Agreement would require the Adviser to provide the same services after the Closing as it provides under the Current Advisory Agreement. The Adviser provides a continuous program of investment management for each Fund, subject to the general supervision of the Board. The Adviser manages the investment and reinvestment of each Fund’s assets; continuously reviews, supervises and administers each Fund’s investment program; determines the securities to be purchased, retained or sold; with the assistance of the Funds’ distributor, determines the number of Fund shares to be created or redeemed each business day; provides information reasonably requested by the Trust or its designated agents necessary to, among other things, calculate each Fund’s intraday indicative value; maintains required records; and renders regular reports to the Trustees and officers of the Trust. The Adviser may provide its services through sub-advisers, subject to the requirements of the 1940 Act.

Unitary Fee and Expenses. Each Fund will continue to pay the Adviser a unitary management fee, accrued daily and paid monthly, at the annual rate of its average daily net assets set forth below. Under this unitary fee structure, the Adviser bears the costs of administrative services for shareholders and various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs and expenses of the Board. Each Fund bears its own expenses for taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing (including interest expenses), securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and the fees and expenses of any independent legal counsel. The Funds’ operating expenses are not expected to increase as a result of the Transaction or entering into the New Advisory Agreement. The Adviser pays the sub-advisory fees out of its own resources, and the Subsidiary does not pay a separate advisory fee.

Fund	Annual Advisory Fee (as a percentage of average daily net assets)
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)	0.80%
USCF Midstream Energy Income Fund (UMI)	0.85%

Fee Waivers. The Adviser may waive all or a portion of its fees and is contractually bound by the terms of any publicly announced fee waiver or expense limitation as if it were set forth in the agreement. Under a letter agreement dated September 9, 2026, the Adviser has contractually agreed, through October 31, 2027, to waive 0.20% of SDCI’s management fee, resulting in a management fee after waiver of 0.60%. Under another letter agreement dated September 9, 2026, the Adviser has contractually agreed, through October 31, 2027, to waive 0.16% of UMI’s management fee, resulting in a management fee after waiver of 0.69%. Each fee waiver may be amended or terminated before its expiration only by agreement of the Board and the Adviser, terminates automatically upon termination of the applicable advisory agreement, and is not subject to recoupment by the Adviser. Because each fee waiver will terminate automatically upon the termination of the Current Advisory Agreement at the Closing, the Adviser has agreed to enter into new fee waiver agreements, on substantially identical terms, that will take effect with the Interim Advisory Agreement or the New Advisory Agreement, as the case may be, and continue for two years from the date of the Closing.

Term and Termination. The New Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter, provided that its continuance is approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Trust may terminate the New Advisory Agreement at any time and without the payment of any penalty upon 60 days’ written notice of a decision to terminate it by the Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser may also terminate the New Advisory Agreement at any time and without the payment of any penalty upon 60 days’ written notice to the Trust and the applicable Fund. It terminates automatically in the event of its assignment.

Limitation of Liability; Indemnification. The Adviser is not liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which the New Advisory Agreement relates, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case damages are limited as provided in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of, its obligations and duties under the agreement. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

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Material Terms of the Current and New Subsidiary Advisory Agreements

The New Subsidiary Advisory Agreement will become effective with respect to the Subsidiary upon the later of the Closing and approval by SDCI’s shareholders. The terms of the New Subsidiary Advisory Agreement are substantially identical to those of the Current Subsidiary Advisory Agreement, except for the date of the agreement, the commencement of its initial term, and updated notice addresses. The material terms of the New Subsidiary Advisory Agreement are summarized below.

Services. The New Subsidiary Advisory Agreement would require the Adviser to provide the same services after the Closing as it provides under the Current Subsidiary Advisory Agreement. The Adviser provides a continuous program of investment management for the Subsidiary, subject to the general supervision of the Board, including managing the investment and reinvestment of the Subsidiary’s assets, determining the investments to be purchased, retained or sold, and allocating the Subsidiary’s assets to provide exposure to commodity interests. The Adviser may delegate its duties to one or more sub-advisers, subject to approval in a manner consistent with the 1940 Act, and remains responsible for supervising any sub-adviser. The Adviser has delegated management of the Subsidiary’s commodity trading account to SummerHaven (see Proposal 4).

Fees. The Adviser does not receive a separate fee for its services to the Subsidiary under the Current Subsidiary Advisory Agreement and will not receive a separate fee under the New Subsidiary Advisory Agreement. Instead, the Adviser is compensated for these services through the unitary management fee paid by SDCI under the Current Advisory Agreement or the New Advisory Agreement, as applicable.

Term and Termination. The New Subsidiary Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter, provided that its continuance is specifically approved annually by (i) the Board or by a vote of a majority of the outstanding voting securities of the Subsidiary and (ii) a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The New Subsidiary Advisory Agreement may be terminated without penalty on 60 days’ written notice by the Board, by a vote of a majority of the outstanding voting securities of the Subsidiary, or by the Adviser. It terminates automatically in the event of its assignment.

Limitation of Liability. The New Subsidiary Advisory Agreement contains limitation of liability provisions substantially similar to those of the Current Subsidiary Advisory Agreement, which in turn are substantially similar to those of the Current Advisory Agreement described above.

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Advisory Fees Paid

For the most recent fiscal year ended June 30, 2026, each Fund paid the Adviser the following advisory fees under the Current Advisory Agreement:

Fund	Gross Advisory Fees	Fees Waived	Net Advisory Fees Paid
SDCI	$2,920,756	$(730,189)	$2,190,567
UMI	$3,620,401	$(526,483)	$3,093,918

Because the fee rates under the New Advisory Agreement are identical to those under the Current Advisory Agreement, the Funds would have paid the same advisory fees had the New Advisory Agreement been in effect during the fiscal year. The Subsidiary paid no fees to the Adviser under the Current Subsidiary Advisory Agreement. Other than the advisory fees described above, and excluding brokerage commissions, neither Fund paid any fees or other material amounts during the fiscal year ended June 30, 2026 to the Adviser, its affiliated persons or any affiliated persons of such person.

Required Vote

Approval of Proposal 1, with respect to each Fund, and of Proposal 2, with respect to SDCI, requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund, which means the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”). Shareholders of each Fund will vote separately on Proposal 1, and only shareholders of SDCI will vote on Proposal 2.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1, AND THAT SHAREHOLDERS OF SDCI VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3 — TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND MILLER/HOWARD INVESTMENTS, INC. WITH RESPECT TO UMI

(Shareholders of UMI only)

Miller/Howard currently serves as sub-adviser to UMI pursuant to the Current Miller/Howard Agreement. Because the Current Miller/Howard Agreement is expected to terminate automatically upon its assignment at the Closing, as described under the “Background - The Transaction - Effect of the Transaction on the Funds’ Advisory and Sub-Advisory Agreements” section, shareholders of UMI are being asked to approve the New Miller/Howard Agreement. A form of the New Miller/Howard Agreement is attached as Exhibit E. The following summary is qualified in its entirety by reference to Exhibit E.

The Current Miller/Howard Agreement

The Current Miller/Howard Agreement is dated February 18, 2021, and Schedule A and Schedule B thereto were most recently amended as of May 26, 2022. The Current Miller/Howard Agreement was approved by UMI’s initial shareholder before UMI commenced investment operations and has not since been submitted to a vote of UMI’s shareholders. It was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on September 9, 2026. At that meeting, the Board also approved the continuation of the fee waiver arrangement described below through October 31, 2027.

Material Terms of the Current and New Miller/Howard Agreements

The New Miller/Howard Agreement will become effective upon the later of the Closing and approval by UMI’s shareholders. The terms of the New Miller/Howard Agreement are substantially identical to those of the Current Miller/Howard Agreement, except for the date of the agreement and the commencement of its initial term, and the removal of USCF Dividend Income Fund, which has been or is being liquidated, from Schedules A and B. The fee rate payable by the Adviser to Miller/Howard is the same under the Current Miller/Howard Agreement and the New Miller/Howard Agreement. The material terms of the New Miller/Howard Agreement are summarized below.

Services. The New Miller/Howard Agreement would require Miller/Howard to provide the same services after the Closing as it provides under the Current Miller/Howard Agreement. Subject to the supervision of the Adviser, the Board and the officers of the Trust, Miller/Howard furnishes a continuous investment program and manages, on a fully discretionary basis, those assets of UMI that the Adviser assigns to it (the “Fund Account”), consistent with UMI’s investment objective, policies and restrictions. Miller/Howard selects brokers and dealers and places portfolio transactions for the Fund Account, seeking best execution, votes proxies for the securities held in the Fund Account in accordance with its proxy voting policies, maintains required books and records, and assists with the fair valuation of portfolio holdings.

Fees. The Adviser (not UMI) will continue to pay Miller/Howard a fee, calculated daily and paid monthly, at the annual rate of 0.38% of UMI’s average daily net assets. For the most recent fiscal year ended June 30, 2026, the Adviser paid Miller/Howard sub-advisory fees of $1,355,291 (after the fee waiver described below) with respect to UMI under the Current Miller/Howard Agreement. Because the fee rate under the New Miller/Howard Agreement is identical to that under the Current Miller/Howard Agreement, the Adviser would have paid the same sub-advisory fees had the New Miller/Howard Agreement been in effect during the fiscal year.

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Fee Waivers. Under a fee waiver agreement dated October 5, 2026 between the Adviser and Miller/Howard, Miller/Howard has contractually agreed, through October 31, 2027, to waive 0.08% of its sub-advisory fee with respect to UMI, resulting in a sub-advisory fee after waiver of 0.30%. Amounts waived are not subject to recoupment, and the parties may renew or amend the waiver following the waiver period. Because the sub-advisory fee is paid by the Adviser, this waiver reduces the fees paid by the Adviser to Miller/Howard and does not affect UMI’s fees or expenses. Because the fee waiver agreement terminates automatically upon the termination of the Current Miller/Howard Agreement at the Closing, Miller/Howard has agreed to enter into a new fee waiver agreement, on substantially identical terms, that will take effect with the Interim Miller/Howard Agreement or the New Miller/Howard Agreement, as the case may be, and continue for two years from the date of the Closing.

Term and Termination. The New Miller/Howard Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter, provided that its continuance is specifically approved annually by (i) a majority of the Independent Trustees and (ii) the Board, or a vote of a majority of the outstanding voting securities of UMI. It may be terminated at any time and without the payment of penalty by the Board or by vote of a majority of UMI’s outstanding voting securities on 60 days’ written notice, by the Adviser on 120 days’ written notice, or by Miller/Howard on 120 days’ written notice. It terminates automatically in the event of its assignment.

Liability and Indemnification. Miller/Howard is not liable for any loss due solely to a mistake of investment judgment, but is liable for losses incurred by reason of willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations under the agreement. Each of the Adviser and Miller/Howard provides indemnification to the other (and, in the case of Miller/Howard, to the Trust) for losses arising out of its willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or breach of the agreement.

Information About Miller/Howard

Miller/Howard, a Delaware corporation located at 45 Pine Grove Avenue, Suite 301, Kingston, New York 12401, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2025, Miller/Howard had approximately $3.81 billion in regulatory assets under management. Miller/Howard is owned 75% or more by the Miller/Howard Investments, Inc. Employee Stock Ownership Trust, of which Spinnaker Trust is the sole trustee. Miller/Howard is not affiliated with the Adviser, Marygold or Flower, and the Transaction is not expected to affect Miller/Howard’s services to UMI or its portfolio management personnel. The name and principal occupation of the principal executive officer and each director of Miller/Howard are set forth below. The address of each person is c/o Miller/Howard Investments, Inc., 45 Pine Grove Avenue, Suite 301, Kingston, New York 12401.

Name	Principal Occupation(s)
Luan E. Jenifer	Director, President and Chief Executive Officer
Helen Hamada	Director and Chair
Eva M. Horowitz	Director, Chief Operating Officer and Secretary
John E. Leslie	Director, Portfolio Manager and Senior Research Analyst
Danielle F. Hughes	Director
Beth-Ann Roth	Director

Required Vote

Approval of Proposal 3 requires the affirmative vote of a 1940 Act Majority of the outstanding shares of UMI.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF UMI VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4 — TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND SUMMERHAVEN INVESTMENT MANAGEMENT, LLC WITH RESPECT TO THE SUBSIDIARY

(Shareholders of SDCI only)

To gain exposure to the commodities markets, SDCI may invest up to 25% of its total assets (measured at the end of each fiscal quarter) in the Subsidiary, a wholly owned subsidiary of SDCI organized as an exempted company under the laws of the Cayman Islands. The Adviser serves as investment adviser to the Subsidiary under the Current Subsidiary Advisory Agreement (see Proposal 2). SummerHaven currently serves as sub-adviser to the Subsidiary pursuant to the Current SummerHaven Agreement.

Although SummerHaven provides its services at the level of the Subsidiary rather than to SDCI directly, the Trust treats the Current SummerHaven Agreement as an investment advisory contract of SDCI for purposes of Section 15 of the 1940 Act, as described under the “Background - The Transaction - Effect of the Transaction on the Funds’ Advisory and Sub-Advisory Agreements” section. Because the Current SummerHaven Agreement is expected to terminate automatically upon its assignment at the Closing, shareholders of SDCI are being asked to approve the New SummerHaven Agreement. A form of the New SummerHaven Agreement is attached as Exhibit F. The following summary is qualified in its entirety by reference to Exhibit F.

The Current SummerHaven Agreement

The Current SummerHaven Agreement is dated May 29, 2020. The Current SummerHaven Agreement was approved by the Board, including all of the Independent Trustees, at a meeting held on May 7, 2020, without shareholder approval, in reliance on an exemptive order issued by the SEC. Accordingly, the Current SummerHaven Agreement has not been submitted to a vote of SDCI’s shareholders. It was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting held on September 9, 2026.

Material Terms of the Current and New SummerHaven Agreements

The New SummerHaven Agreement will become effective upon the later of the Closing and approval by SDCI’s shareholders. The terms of the New SummerHaven Agreement are substantially identical to those of the Current SummerHaven Agreement, except for the date of the agreement and the commencement of its initial term and updated notice addresses. The fee rate payable by the Adviser to SummerHaven is the same under the Current SummerHaven Agreement and the New SummerHaven Agreement. The material terms of the New SummerHaven Agreement are summarized below.

Services. The New SummerHaven Agreement would require SummerHaven to provide the same services after the Closing as it provides under the Current SummerHaven Agreement. Subject to the supervision of the Adviser, the Board, and the officers of the Trust, SummerHaven furnishes a continuous investment program and manages the investment and reinvestment in commodity interests (including futures contracts, options on futures, forward contracts on commodities and swaps) for a commodity trading account of the Subsidiary designated by the Adviser (the “Commodity Exposure Account”) and provides general consultation regarding the commodity markets. SummerHaven places trades in accordance with the Trust’s best execution policy, assists with the fair valuation of commodity interests, and maintains required books and records.

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Fees. The Adviser (not SDCI or the Subsidiary) will continue to pay SummerHaven a base fee, calculated daily and paid monthly, at the annual rate of 0.06% of SDCI’s average daily net assets. If the trading of one or more commodity interests is assigned to a different sub-adviser, the fee is reduced proportionately based on the number of the 14 commodity interests so assigned. For the most recent fiscal year ended June 30, 2026, the Adviser paid SummerHaven sub-advisory fees of $633,589 with respect to SDCI under the Current SummerHaven Agreement. Because the fee rate under the New SummerHaven Agreement is identical to that under the Current SummerHaven Agreement, the Adviser would have paid the same sub-advisory fees had the New SummerHaven Agreement been in effect during the fiscal year.

Term and Termination. The New SummerHaven Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter, provided that its continuance is specifically approved annually by (i) the Board or a vote of a majority of the outstanding voting securities of SDCI and (ii) a majority of the Independent Trustees, cast in person at a meeting called for that purpose. It may be terminated without the payment of penalty (i) by mutual consent; (ii) by vote of a majority of the Board or by a vote of a majority of SDCI’s outstanding voting securities on 60 days’ written notice; or (iii) by a party upon 90 days’ written notice upon the occurrence of certain events specified in the agreement, such as an uncured material breach, insolvency, adverse regulatory action, certain legislative or regulatory developments, or position limit constraints. The New SummerHaven Agreement terminates automatically upon its assignment or upon termination of the licensing agreement between the Adviser and SummerHaven Index Management LLC, an affiliate of SummerHaven.

Liability and Indemnification. SummerHaven indemnifies the Trust, the Adviser and the Subsidiary for losses arising out of its material breach of the agreement, disclosure about SummerHaven in SDCI’s registration statement that SummerHaven has specifically approved, or its gross negligence or willful misconduct. The Adviser indemnifies SummerHaven for losses in connection with the agreement, except to the extent resulting from SummerHaven’s gross negligence.

Information About SummerHaven

SummerHaven, a Delaware limited liability company located at 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a commodity pool operator and commodity trading advisor under the Commodity Exchange Act, as amended. SummerHaven is also a member of the National Futures Association.

As of December 31, 2025, SummerHaven had approximately $176 million in regulatory assets under management. Kurt J. Nelson, SummerHaven’s Managing Member and Chief Executive Officer, owns 75% or more of SummerHaven and controls SummerHaven. SummerHaven is not affiliated with the Adviser, Marygold or Flower, and the Transaction is not expected to affect SummerHaven’s services or its portfolio management personnel. The name and principal occupation of SummerHaven’s principal executive officer and each of its other executive officers and members are set forth below. The address of each person is c/o SummerHaven Investment Management, LLC, 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

Name	Principal Occupation(s)
Kurt J. Nelson	Managing Member and Chief Executive Officer
Klazinus G. Rouwenhorst	Member and Head of Commodity Research
Babu V. Sonti	Chief Compliance Officer, Chief Operating Officer and Chief Technology Officer
Stephen M. Bowley	Chief Financial Officer

Required Vote

Approval of Proposal 4 requires the affirmative vote of a 1940 Act Majority of the outstanding shares of SDCI.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF SDCI VOTE “FOR” PROPOSAL 4.

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ADDITIONAL INFORMATION ABOUT THE ADVISER

Management of the Adviser

The name and principal occupation of the principal executive officer, each member of the Board of Managers of the Adviser, and certain other executive officers of the Adviser are set forth below. The address of each person is 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

Name	Principal Occupation(s)
John P. Love	President and Member of the Board of Managers of USCF Advisers LLC; Chief Executive Officer, President, Management Director and Chairman of the Board of Directors of United States Commodity Funds LLC; President, Trustee and Chairman of the Board of USCF ETF Trust.
Stuart P. Crumbaugh	Chief Financial Officer, Treasurer and Secretary of USCF Advisers LLC and United States Commodity Funds LLC; Chief Financial Officer of The Marygold Companies, Inc.; Treasurer and Member of the Board of Directors of Marygold & Co.; Chief Financial Officer, Treasurer and Trustee of USCF ETF Trust.
Kevin A. Baum	Chief Investment Officer, USCF Advisers LLC and United States Commodity Funds LLC.
Kenneth A. Kalina	Chief Compliance Officer of USCF Advisers LLC; Chief Compliance Officer and AML Officer of USCF ETF Trust.
Daphne G. Frydman	Chief Legal Officer of USCF Advisers LLC; General Counsel and Director of Compliance of United States Commodity Funds LLC; Chief Legal Officer and Secretary of USCF ETF Trust.
Kathryn D. Rooney	Management Director and Chief Marketing Officer of United States Commodity Funds LLC; Member of the Board of Managers of USCF Advisers LLC.
Andrew F Ngim	Chief Operating Officer of United States Commodity Funds LLC; Assistant Secretary, Assistant Treasurer, and Member of the Board of Managers of USCF Advisers LLC; Vice President of USCF ETF Trust.

Ownership and Control of the Adviser

Before the Closing. The Adviser is a wholly owned subsidiary of USCF Investments, which is in turn a wholly owned subsidiary of Marygold. Marygold is a “controlled company” as defined in Section 801(a) of the NYSE American Company Guide because more than 50% of the combined voting power of its outstanding voting stock is beneficially owned by Messrs. Gerber and Schoenberger, through their respective family trusts, as of September 8, 2026. The address of each such person is c/o The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, California 92672.

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After the Closing. Following the Closing, the Adviser will remain a wholly owned subsidiary of USCF Investments, which will remain a wholly owned subsidiary of Marygold, and Marygold will be a wholly owned subsidiary of Flower, c/o Lloyd Harbor Capital Management, 44 Main Street, Cold Spring Harbor, New York 11724. Flower will be ultimately controlled by MDP, and the MDP Funds will indirectly own approximately 40.41% (MDP Arevi Fund I-A, L.P.), 17.58% (MDP Arevi Fund I Executive-A, L.P.), 4.51% (MDP Arevi Fund I-C, L.P.) and 31.25% (MDP Arevi Co-Investors (Flower), L.P.) of Flower. MDP will control Flower through the MDP Funds’ indirect ownership of a majority of the equity interests of Flower and governance rights under the operating agreements of the parent companies of Flower. Range Capital will indirectly own approximately 6.25% of Flower, and Tim Rotolo, the current Chief Executive Officer of Range Capital, will become the Chief Executive Officer of Marygold. The address of MDP and each MDP Fund is c/o Madison Dearborn Partners, LLC, 70 W. Madison Street, Suite 4600, Chicago, Illinois 60602.

Trustees and Officers of the Trust Affiliated with the Adviser

The following Trustees and officers of the Trust are also officers, employees, managers or shareholders of the Adviser or its affiliates: John P. Love, President of the Trust and a Trustee, is President of the Adviser and serves on its Board of Managers; Stuart P. Crumbaugh, Chief Financial Officer and Treasurer of the Trust and a Trustee, is Chief Financial Officer, Treasurer and Secretary of the Adviser and Chief Financial Officer of Marygold; Andrew F Ngim, Vice President of the Trust, serves on the Board of Managers and is Assistant Secretary and Assistant Treasurer of the Adviser; Daphne G. Frydman, Chief Legal Officer and Secretary of the Trust, is Chief Legal Officer of the Adviser; and Kenneth A. Kalina, Chief Compliance Officer and AML Officer of the Trust, is Chief Compliance Officer of the Adviser. Mr. Crumbaugh, Ms. Frydman and Mr. Kalina do not serve on the Board of Managers of the Adviser, and none of them owns any securities of, or has any other material direct or indirect interest in, the Adviser, Marygold, Flower or any other person controlling, controlled by or under common control with the Adviser.

Interests of Trustees in the Transaction

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee has had any material interest, direct or indirect, in any material transaction, and no Trustee has any material interest, direct or indirect, in any material proposed transaction (including the Transaction), to which the Adviser, Marygold, Flower or any of their respective parents or subsidiaries was or is to be a party, other than, in the case of Messrs. Love and Crumbaugh, their positions with, and compensation from, the Adviser and its affiliates.

Arrangements Regarding Board Composition

Other than the Section 15(f) undertakings described above under the “Background - The Transaction - Section 15(f) of the 1940 Act” section, there is no arrangement or understanding made in connection with the New Agreements with respect to the composition of the Board or the board of managers of the Adviser, or with respect to the selection or appointment of any person to any office with the Trust or the Adviser.

Financial Condition of the Adviser

The Adviser is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitments to the Funds under the New Advisory Agreement.

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BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

At the Board Meeting, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement, the New Subsidiary Advisory Agreement and each New Sub-Advisory Agreement, each to be effective upon the later of the Closing and shareholder approval, and the Interim Agreements.

In approving the New Agreements, the Board considered information provided by the Adviser and the Sub-Advisers before and during the Board Meeting, the presentations made during the Board Meeting, and the comprehensive discussion during the Board Meeting. In recognition of the fact that the Transaction had not been consummated at the time of the Board Meeting and that the Board was being asked to approve the Adviser as it is expected to exist following the Closing, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the Board Meeting and the Adviser as it was expected to exist after the Closing. Specifically, the Board requested and received written materials from the Adviser regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that the Adviser was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreement and the New Subsidiary Advisory Agreement; (iii) the Adviser’s operations and financial condition; (iv) the proposed advisory fees to be paid to the Adviser under the New Advisory Agreement; (v) the Adviser’s compliance program; and (vi) the Adviser’s investment management personnel.

The Board also considered information regarding Flower, MDP and Range Capital, including their respective backgrounds and experience, Flower’s plans for the Adviser and the Funds following the Closing, the financial resources available to Flower, the expected post-Closing management and personnel of the Adviser, including the expected role of Tim Rotolo, and representations that the Funds’ portfolio managers and other key personnel are not expected to change as a result of the Transaction.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the New Agreements. The factors considered by the Board with respect to the Adviser and each Sub-Adviser included, but were not limited to, the following: (i) personnel resources; (ii) experience and expertise; (iii) financial capabilities and resources; (iv) compliance procedures and history; (v) the performance of other accounts in comparison to similarly managed funds, and of other clients; (vi) the amount of the proposed advisory and sub-advisory fees, as applicable, in comparison to similarly managed funds and other clients; (vii) the estimated total expenses of each Fund (and, for SDCI, the Subsidiary) in comparison to similarly managed funds; (viii) estimated profitability with respect to the New Agreements; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser, the Sub-Advisers or their affiliates, such as affiliated brokerage arrangements or the use of soft dollars; (xi) any collateral benefits that may be realized by the Funds and the Subsidiary resulting from these relationships; and (xii) the effect of any anticipated fee waiver and expense reimbursement arrangement. In its deliberations, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In connection with their review of the New Agreements, the Trustees considered the factors described below.

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services provided, and to be provided after the Closing, by the Adviser and each Sub-Adviser to the Funds and the Subsidiary under the applicable New Agreements. The Board considered the presentations and written information given to the Board prior to and during the Board Meeting, including the information provided by the Adviser and the Sub-Advisers in response to the Board’s requests for information.

The Board considered, with respect to the Adviser and each Sub-Adviser: its business operations and the services currently provided and to be provided to the Funds and the Subsidiary, including trading, administrative, compliance and marketing support services; its investment management process; its experience advising affiliated funds and other accounts; Miller/Howard’s experience in integrating ESG factors into its investment selection process; SummerHaven’s experience and capabilities in trading commodity futures; the experience and capability of its senior management and other key personnel; the Adviser’s experience in working with the Sub-Advisers; and the quality of its compliance program. The Board considered how the Adviser had retained (i) SummerHaven to provide certain services to the Subsidiary and (ii) Miller/Howard to provide certain services to UMI. The Board also considered that the Adviser and each Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, that the Adviser is registered as the commodity pool operator of SDCI and the Subsidiary, and that SummerHaven has substantial experience as a commodity pool operator. The Board also considered the overall financial strength of the Adviser, including information regarding the financial resources of Flower and its owners following the Closing, and of each Sub-Adviser. The Board concluded that the nature, extent and quality of the services provided and to be provided by the Adviser and each Sub-Adviser under the applicable New Agreements would benefit the Funds, the Subsidiary and the Funds’ shareholders.

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Investment Performance

The Board reviewed the investment performance of the Funds by considering each Fund’s achievement of its stated objective, its performance compared to the performance of other funds with similar investment objectives and policies but with different advisers, and its performance compared to its benchmark index and other appropriate market indices and published fund averages, as well as the related discussions at the meeting of the Board at which the Current Agreements were most recently approved. The Board also considered the manner in which SummerHaven managed the commodity positions of the Subsidiary and the performance of other accounts managed by each Sub-Adviser with similar investment strategies. Based on this information and the representation that the portfolio managers for the Funds are not expected to change in connection with the Transaction, the Board concluded that the Funds were performing as expected.

Fees and Expenses

The Board considered that the advisory fee rates under the New Advisory Agreement and the sub-advisory fee rates under the New Sub-Advisory Agreements are identical to those under the corresponding Current Agreements, and that the Adviser has agreed to continue the current contractual management fee waivers for the Funds, and Miller/Howard has agreed to continue its sub-advisory fee waiver with respect to UMI, through October 31, 2027. The Board also compared the advisory fee of each Fund to the advisory fees of other funds managed by the Adviser and other funds managed by other advisers with similar investment strategies. The Board considered each Fund’s unitary fee structure, which covers most Fund expenses and the sub-advisory fees. The Board reviewed the fees to be paid to each Sub-Adviser under the New Sub-Advisory Agreements and took into account that neither Fund nor the Subsidiary pays any fee to a Sub-Adviser directly, and that the fees paid to each Sub-Adviser are paid by the Adviser from the unitary management fee. The Board noted that no separate fee is paid to the Adviser under the Current Subsidiary Advisory Agreement or the New Subsidiary Advisory Agreement. The Board also noted that the Adviser pays an affiliate of SummerHaven a fee for licensing and services related to the index used as a benchmark by SDCI. After further discussion, the Board concluded that each Fund’s advisory fee and sub-advisory fee, as well as each Fund’s overall projected expense ratio, were acceptable considering the quality of the services the Funds and the Subsidiary expect to receive from the Adviser and the applicable Sub-Adviser and the level of fees paid by similar funds.

Economies of Scale

The Board considered whether economies of scale exist with respect to the management of each Fund. In connection with its most recent approval of the continuation of the Current Agreements, the Board concluded that, considering the current size of each Fund, economies of scale were not a relevant consideration at the time. The Board noted that the Funds’ fee rates are not expected to change as a result of the Transaction and that it will consider economies of scale in connection with future reviews of the New Agreements.

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Profitability

The Board considered the profitability of the Adviser and each Sub-Adviser from its relationship with the Funds and the Subsidiary, based on the information provided in connection with its most recent approval of the continuation of the Current Agreements, and whether the amount of profit is a fair entrepreneurial profit for the services to be provided under the New Agreements. The Board also considered the impact of each Fund’s operating expenses on the Adviser’s profits. In connection with that most recent approval, the Board noted that, at then-current asset levels and advisory fees, the Adviser was not operating at a profit with respect to the management of the Funds. Because the Adviser’s ownership structure and operations will change after the Closing, the Board did not draw conclusions regarding the Adviser’s future profitability under the New Agreements but will consider it in connection with future reviews of the New Agreements. The Board noted that the Current Sub-Advisory Agreements and related agreements were negotiated at arm’s length by the Adviser and concluded that each Sub-Adviser’s expected level of profitability from its relationship with the Trust was not excessive.

Collateral Benefits

The Board considered whether the Adviser, either Sub-Adviser or their affiliates may receive other benefits as a result of their relationships with the Trust. The Board considered that the Adviser is not affiliated with any of the Funds’ service providers and therefore will not benefit from those contractual relationships. The Board acknowledged that an affiliate of SummerHaven receives fees under a licensing agreement with the Adviser, and that the Adviser relies on that agreement to use names and marks in connection with SDCI. Despite this collateral benefit for SummerHaven and its affiliates arising from SummerHaven’s relationship with the Trust, the Board concluded that the fees to be paid to each Sub-Adviser were reasonable in relation to the nature, extent, and quality of services to be provided. The Board also considered portfolio trading practices, noting that the Adviser is not affiliated with any broker-dealer that would execute portfolio transactions on behalf of the Funds and would not receive the benefit of research provided by any such broker-dealer. The Board concluded that neither the Adviser, either Sub-Adviser or their affiliates will receive collateral benefits that will materially affect the reasonableness of the fees under the New Agreements.

Conclusion

Having requested and received such information from the Adviser and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the New Agreements, the Board, including the Independent Trustees, concluded that the fees to be paid to the Adviser, Miller/Howard and SummerHaven were reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the New Agreements.

In evaluating the background and conclusions discussed above, shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreements, the Board, including the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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VOTE REQUIRED FOR THE PROPOSALS AND APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business with respect to a Proposal at the Meeting is established by the presence, in person or by proxy, of holders of shares of the applicable Fund entitled to cast at least 30% of the votes entitled to be cast on such Proposal, but any lesser number will be sufficient for adjournments. Approval of each Proposal requires the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the applicable Fund, as described under each Proposal. Shareholders of UMI will vote on Proposals 1 and 3, and shareholders of SDCI will vote on Proposals 1, 2 and 4.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes in favor of the Proposal. Accordingly, abstentions will have the same effect as votes “AGAINST” the applicable Proposal. Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Each Proposal is considered “non-routine,” and brokers will not have discretionary authority to vote shares on any Proposal absent instructions from the beneficial owner. Because no routine matters are expected to be presented at the Meeting, the Trust does not expect broker non-votes. If any broker non-votes are received, the shares represented thereby will be counted for purposes of determining a quorum at the Meeting but will not be considered present and entitled to vote with respect to the applicable Proposal or counted as votes in favor of such Proposal. If you hold shares through a broker and do not provide voting instructions, your shares generally will not be represented at the Meeting for quorum purposes.

In the event that, at the time any session of the Meeting is called to order, a quorum is not present with respect to a Fund, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments with respect to such Proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the applicable Fund then present in person or represented by proxy, and the persons named as proxies will vote proxies for or against adjournment consistent with the votes for and against the Proposal for which the required vote has not been obtained. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders or change in the Record Date. At any reconvened Meeting at which a quorum is present with respect to the applicable Proposal, any business may be transacted that might have been transacted at the Meeting as originally called.

ADDITIONAL INFORMATION

Service Providers

The Funds’ other service providers are not expected to change as a result of the Transaction. The Bank of New York Mellon (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Funds’ administrator, custodian, and transfer agent, as well as the Subsidiary’s custodian. As compensation for the foregoing services, BNY receives certain out-of-pocket costs and asset-based fees, which are accrued daily and paid monthly by the Adviser. ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the principal underwriter and distributor of the Funds’ creation units on an agency basis. As compensation for the foregoing services, the Distributor receives certain out-of-pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

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Affiliated Brokerage Commissions

During the fiscal year ended June 30, 2026, neither Fund paid any brokerage commissions to any broker that is an affiliated person of the Funds, an affiliated person of such person, or an affiliated person of which is an affiliated person of the Funds, the Adviser, either Sub-Adviser, the Distributor or BNY.

Shareholder Proposals

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposal should be sent to the Trust at its address stated on the first page of this Proxy Statement.

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Solicitor at 833-215-7516.

By Order of the Board of Trustees of USCF ETF Trust

/s/ Daphne G. Frydman

Daphne G. Frydman

Secretary

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EXHIBIT A — OUTSTANDING SHARES OF EACH FUND

As of the close of business on the Record Date, the following number of shares of each Fund were issued and outstanding:

Fund	Shares Outstanding
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)	[●]
USCF Midstream Energy Income Fund (UMI)	[●]

A-1

EXHIBIT B — FIVE PERCENT SHAREHOLDERS

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the outstanding shares of a Fund. Shareholders owning more than 25% of a Fund’s outstanding shares may be deemed to control the Fund and may be able to determine the outcome of a Proposal for that Fund. The information is based on statements furnished to the Trust and the records of the Trust’s transfer agent and the Depository Trust Company participant listing.

Fund	Name and Address	Number of Shares	Percentage of Fund
SDCI	[●]	[●]	[●]%
UMI	[●]	[●]	[●]%

B-1

EXHIBIT C — FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of [ ], 2027, by and between USCF ETF Trust, a Delaware trust (the “Trust”), on behalf of each series of its series listed on Appendix A (each, a “Fund”) and USCF Advisers LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue a separate series of shares of beneficial interest for each Fund, which shares represent fractional undivided interests in the Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to each Fund, on the terms and conditions set forth in this Agreement, and the Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

  Obligations of Investment Adviser.

(a)           Services. The Adviser shall provide a continuous program of investment management for each Fund, subject to the general supervision of the Trust’s Board of Trustees and the provisions of this Agreement. Specifically, and without limiting the generality of the foregoing, the Adviser agrees to perform the following services (the “Services”) for each Fund:

(i)	manage the investment and reinvestment of the assets of the Fund;
(ii)	continuously review, supervise, and administer the investment program of the Fund;
(iii)	determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;
(iv)	with the assistance of the Fund’s distributor, determine the number of shares of the Fund that will be created or redeemed each Business Day based on the purchase orders submitted by Authorized Participants;
(v)	provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, information about the Fund sufficient for a pricing service or other entity to calculate the Intraday Indicate Value of the shares of the Fund every fifteen seconds each Business Day;
(vi)	provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and
(vii)	render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

C-1

(b)           Control of the Trust. The Adviser shall discharge the responsibilities described in subsection (a) subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the relevant Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

(c)           Sub-Adviser and Agents. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any managers, officers or employees of the Adviser or through such other parties (including, without limitation, a sub-adviser) as the Adviser may determine from time to time.

(d)           Expenses and Personnel. The Adviser will bear the costs of administrative services for shareholders and various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Adviser will also bear the costs and expenses of the Trust’s Board of Trustees. Each Fund will bear its own expenses for taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of any independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

(e)           Books and Records. The Adviser hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or Adviser, in the form and for the period required by Rule 31a-2 under the 1940 Act. All books and records prepared and maintained by the Adviser for the Trust and each Fund under this Agreement shall be the property of the Trust and, upon request therefor, the Adviser shall surrender to the Trust such of the books and records so requested. The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

(f)           Additional Services Provided at the Expense of the Trust. The Adviser agrees, at the expense of the Trust, (i) to assist in the preparation of all required tax returns of the Trust and each Fund, (ii) to prepare and submit reports to existing shareholders, (iii) to assist in the periodic update of the prospectuses and statements of additional information of the Trust and (iv) to assist in the preparation of reports to be filed with the Securities and Exchange Commission and other regulatory authorities.

2.	Fund Transactions.

(a)           General. The Adviser is authorized to select the brokers dealers, or futures commission merchant (“FCM”) that will execute the purchases and sales of portfolio securities and other investments for each Fund. With respect to brokerage or FCM selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Adviser may pay to a broker which provides brokerage and research services to a Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trust’s trustees may adopt from time to time. Such services of brokers or FCMs are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.

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(b)          Mixed-Use Services. On occasion, a broker-dealer or FCM might furnish the Adviser with a service, which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from a Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

(c)           Exclusivity. Where the Adviser deems the purchase or sale of a security to be in the best interest of each Fund as well as its other customers (including any other fund or other investment company or Advisory account for which the Adviser acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

(d)           Reporting. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(e)           Delegation. The Adviser may delegate or share responsibility for Fund transactions and the terms of this Section 2 with a sub-adviser, pursuant to the terms of Section 1(c).

3.     Compensation of the Adviser. For the services rendered, the facilities furnished and expenses assumed by the Adviser, the Funds shall individually pay to the Adviser at the end of each calendar month a fee for each Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement. Appendix A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the Advisory fees payable with respect to any Fund duly approved in accordance with Section 8 hereof. The Adviser’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Trust’s current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. The Adviser may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. The Adviser shall be contractually bound under this Agreement by the terms of any publicly-announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth in this Agreement. The waiver of any of the Adviser’s fee shall not obligate the Adviser to waive any of its fee on a subsequent occasion.

4.     Status of Investment Adviser. The services of the Adviser to the Trust and each Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and each Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or a Fund in any way or otherwise be deemed an agent of the Trust or a Fund. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

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5.     Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Adviser are or may be interested in the Trust as trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

6.     Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), or with respect to the such registration statement under the Commodity Exchange Act, or the rules and regulations promulgated thereunder or by the National Futures Association, in each case, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7.     Term. This Agreement shall remain in effect for an initial term of two (2) calendar years commencing on the effective date of this Agreement, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)           the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the applicable Fund;

(b)           the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder);

(c)           the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Trust and the applicable Fund; and

(d)           the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by (a) to the extent required by applicable law, the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added by written agreement of the Trust and the Adviser.

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9.     Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware without regard to the principles of the conflict of laws or the choice of laws.

10.   Representations and Warranties.

(a)           Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows:

(i)            the Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii)           the Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Fund, and under this Agreement, including for the avoidance of doubt, as a commodity pool operator (“CPO”) with the U.S. Commodity Futures Trading Commission (the “CFTC”) and as an investment adviser with the SEC under the Advisers Act, and will continue to be so registered and, so long as this Agreement remains in effect, maintain all necessary governmental, self-regulatory and exchange licenses and approvals required to perform its duties with respect to the Fund, and under this Agreement, and has effected all necessary filings and registrations with each applicable regulatory body, if required, ; and; and

(iii)          the Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Adviser shall certify to the Trust that the Adviser has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Adviser shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Adviser by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

(b)           Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) shares of each Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iii) such registrations will be kept in effect during the term of this Agreement.

11.   Liability of Trust and each Fund. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. This Agreement shall not be deemed to have been made by any of the persons listed in the first sentence of this paragraph individually or to impose any liability on such persons personally. With respect to any obligation of the Trust or a Fund arising under this Agreement, the Adviser shall look for payment or satisfaction of such obligation solely to the assets and property of the Fund to which such obligation relates, and under no circumstances shall the Adviser have the right to set off claims relating to such Fund by applying property of any other series of the Trust. The business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the applicable Fund.

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12.   Use of Names. The Trust acknowledges that all rights to the names “USCF” and any derivation thereof (“Names”), as well as any logos that are now or shall hereafter be associated with Names (“Logos”), belong to the Adviser and its affiliate United States Commodity Funds LLC, and that the Trust is being granted a limited license to use such Names and Logos in its name, the name of its series and the name of its classes of shares. In the event that this Agreement is terminated and the Adviser no longer acts as investment adviser to the Trust, the Adviser reserves the right to withdraw from the Trust and the Funds the uses of Names and Logos or any name or logo that would imply a continuing relationship between the Trust or the Funds and the Adviser or any of its affiliates.

13.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.   Notice. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Trust at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, Attention: John Love, or to such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at the Trust at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, Attention: John Love, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

USCF ETF TRUST

By:
Name: John P. Love
Title: President

USCF ADVISERS LLC

By:
Name: John P. Love
Title: President

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APPENDIX A

Fund	Annual Fee as a percentage of average daily net assets
USCF Midstream Energy Income Fund	0.85%
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	0.80%
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EXHIBIT D — FORM OF NEW SUBSIDIARY ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of [ ], 2027, by and between USCF CAYMAN COMMODITY 2, a Cayman Islands exempt company (the “Fund”), and USCF ADVISERS LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a wholly owned subsidiary of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Registered Fund”), a series of the USCF ETF Trust (the “Trust”) which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, in furtherance of the Registered Fund’s investment strategy, the Fund’s principal purpose is to provide the Registered Fund with exposure to the returns of commodities markets; and

WHEREAS, the Fund (unlike the Registered Fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments, but otherwise is subject (on a consolidated basis with the Registered Fund) to the Registered Fund’s investment objective, policies and restrictions as set forth in the Registered Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”) and as amended from time to time (the “Registration Statement”); and

WHEREAS, the Fund desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.            Obligations of Investment Adviser.

(a)           Services. The Adviser shall provide a continuous program of investment management for the Fund, subject to the general supervision of the Trust’s board of trustees (the “Board”) and the provisions of this Agreement. Specifically, and without limiting the generality of the foregoing, the Adviser agrees to perform the following services (the “Services”) for the Fund:

(1)	manage the investment and reinvestment of the assets of the Fund;
(2)	continuously review, supervise, and administer the investment program of the Fund;
(3)	determine, in its discretion, the securities and other investments to be purchased, retained or sold (and implement those decisions) with respect to the Fund;
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(4)	provide, in a timely manner, such information as may be reasonably requested by the Trust, or its designated agents in connection with, among other things, information about the Fund sufficient to calculate its net asset value on each Business Day;
(5)	provide the Trust, the Registered Fund and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and
(6)	render regular reports to the Fund’s directors and the Board and officers concerning the Adviser’s discharge of the foregoing responsibilities.

(b)           Covenant. The Adviser shall discharge the Services (a) subject to the supervision of the Board and officers of the Trust and in compliance with (i) such policies as the Board may from time to time establish; (ii) the Registered Fund’s investment objectives, policies and restrictions as set forth in the Registered Statement; (iii) the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA” from time to time; (iv) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (v) the Trust’s Declaration of Trust, as such may be amended from time to time; and (vi) such other guidelines, policies and procedures adopted by the Board applicable to the Registered Fund and the Fund.

(c)           Sub-Adviser and Agents. In performing the Services, the Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers. Such delegation may include but shall not be limited to delegating the voting of proxies relating to the Fund’s portfolio securities and other investments in accordance with the proxy voting policies and procedures of such investment subadvisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. As part of its duties hereunder, the Adviser shall seek to achieve the Fund’s investment objective by allocating and re-allocating a portion (or none) of the Fund’s assets (directly or indirectly) for the purpose of providing access and exposure to certain commodity interests, including and not limited to, futures contracts, options on futures contracts, forward contracts on commodities, and swaps. In this regard, the Adviser shall monitor the performance of any sub-adviser engaged in commodity trading and investing activities on behalf of the Fund.

(d)           Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, managers, or employees, or employees of its affiliates, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(e)           Books and Records. The Adviser hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or Adviser, in the form and for the period required by Rule 31a-2 under the 1940 Act. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested. The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

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(f)           Additional Services Provided at the Expense of the Fund. The Adviser agrees, at the expense of the Fund, (i) to assist in the preparation of all required tax returns of Fund, (ii) to prepare and submit reports to the Board, (iii) to assist in the periodic update of the Fund’s registration statement and (iv) to assist in the preparation of reports to be filed with the SEC and other regulatory authorities.

2.             Fund Transactions.

(a)           General. The Adviser is authorized to select the brokers, dealers or futures commission merchant (“FCM”) that will execute the purchases and sales of portfolio securities and other investments for the Fund. With respect to broker or FCM selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may pay to a broker or FCM which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Board may adopt from time to time. Such services of brokers or FCMs are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.

(b)           Mixed-Use Services. On occasion, a broker-dealer or FCM might furnish the Adviser with a service, which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

(c)           Exclusivity. Where the Adviser deems the purchase or sale of a security or other investment to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or Advisory account for which the Adviser acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities and other investments to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities and other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

(d)          Reporting. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

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3.            Compensation of the Adviser. The Adviser receives an advisory fee from the Trust for certain investment management services to the Registered Fund which includes the Services rendered pursuant to the terms of this Agreement. The Fund does not pay a separate fee to the Adviser.

4.            Status of Investment Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Adviser, who may also be a director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.            Permissible Interests. Directors and officers of the Fund may be interested in the Adviser (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Adviser are or may be interested in the Fund as directors, officers, employees or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise.

6.            Limits of Liability. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

7.            Term. This Agreement shall remain in effect for an initial term of two (2) calendar years commencing on the effective date of this Agreement, subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter; provided that such annual continuance is specifically approved each year by (i) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)           the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Board; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)           the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder);

(c)           the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Fund; and

(d)           the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Fund until approved by (a) to the extent required by applicable law, the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or “interested persons” (as such terms is defined the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

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9.            Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware without regard to the principles of the conflict of laws or the choice of laws thereof and in accordance with the applicable provisions of the 1940 Act and the CEA.

10.          Representations and Warranties.

(a)           Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Fund as follows:

(i)	the Adviser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;
(ii)	the Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Fund, and under this Agreement and will continue to be so registered and maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, if required, so long as this Agreement remains in effect, including for the avoidance of doubt, as a commodity pool operator (“CPO”) with CFTC and as an investment adviser with the SEC under the Advisers Act; and
(iii)	the Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Fund with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Fund, the Adviser shall permit representatives of the Fund to examine the reports (or summaries of the reports) required to be made to the Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

(b)          Representations and Warranties of the Fund. The Fund hereby represents and warrants to the Adviser as follows: (i) the Fund has been duly organized as an exempt company under the laws of the Cayman Islands and is authorized to enter into this Agreement and carry out its terms.

11.           Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12.            Notice. Notices of any kind to be given to the Fund hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Fund at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, or to such other address as shall be so specified by the Fund to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596, or at such other address as shall be so specified by the Adviser to the Fund. Notices shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

USCF CAYMAN COMMODITY 2

By:
Name: Stuart Crumbaugh
Title: Director

USCF ADVISERS LLC

By:
Name: John P. Love
Title: President

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APPENDIX A

Advisory Fee

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EXHIBIT E — FORM OF NEW MILLER/HOWARD SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) is made and entered into as of [ ], 2027, by and between USCF Advisers LLC, a Delaware limited liability company (the “Adviser”) and Miller/Howard Investments, Inc., a Delaware corporation (the “Sub-Adviser”).

WHEREAS, pursuant to an Investment Advisory Agreement dated [ ], 2027 (the “Investment Advisory Agreement”) by and between the Adviser and USCF ETF Trust, a Delaware statutory trust (the “Trust”) registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which has been approved by the Trust’s Board of Trustees (the “Board”), the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust; and

WHEREAS, the Trust consists of multiple series including the series listed in Schedule A (each, a “Fund”), each of which is a separate investment portfolio; and

WHEREAS, the Investment Advisory Agreement permits the Adviser to appoint one or more sub-advisors to provide certain advisory services in connection with the operation of each Fund; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (each such series being referred to herein as the “Fund,” with this Agreement applying to each Fund as if it were a separate Agreement for that Fund), in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Sub-Adviser is willing to provide such services to the Adviser and the Fund on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment of Sub-Adviser.

(a)           The Adviser hereby engages the Sub-Adviser as sub-advisor to the Fund to furnish a continuous investment program and manage the investment and reinvestment on a fully discretionary basis of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”) . In this regard, the Sub-Adviser shall, with respect to the Fund Account, determine in its discretion the securities and any other financial instruments (including, without limitation, investments in cash, cash-equivalents and/or money market instruments) to be purchased, retained or sold on behalf of the Fund within the parameters of the investment approach, policies, restrictions and guidelines applicable to the Fund as provided by the Adviser to the Sub-Adviser. The Sub-Adviser shall be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.

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(b)           The Sub-Adviser accepts the appointment and shall seek to discharge its obligations under this Agreement subject to the supervision of the Adviser, the Board and the officers of the Trust and in compliance with (i) the Fund’s investment objective, policies and restrictions as set forth in that Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended or supplemented during the term of this Agreement; (ii) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (iii) the Trust’s Declaration of Trust, as such may be amended from time to time; and (iv) such other guidelines, policies and procedures adopted by the Board or implemented by the Adviser applicable to the Fund and provided to the Sub-Adviser in writing from time to time. The Adviser shall provide the Sub-Adviser with written notice of any changes to a Fund’s objective, policies and restrictions no less than thirty (30) days prior to the effectiveness of any such change. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser’s full responsibility for its obligations under this Agreement.

(c)           The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in relation to the value of the research services provided by such broker, viewed in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)          The Sub-Adviser will attend, either in person or via telephone, regular business and investment-related meetings with the Board and/or the Adviser, as requested by the Trust, the Adviser or both.

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(e)          The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 6 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators.

(f)           The Sub-Adviser shall provide assistance as reasonably requested in the preparation of all periodic reports by the Trust or Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, registration statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F file with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(g)           All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all assets due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and, upon request, confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

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(h)           The Sub-Adviser will comply with all directions from the Adviser with respect to changes that may need to be made to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Internal Revenue Code.

(i)            In furnishing the services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust of any other investment portfolio of the Trust concerning transactions in portfolio securities or other portfolio investments of the Fund.

(j)            In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Fund and/or its administrator in determining the fair valuation of the assets of the Fund Account and will use its reasonable best efforts to arrange for the provision of valuation information or price(s) for the assets held by the Fund Account which do not have a market price or for which the Fund’s administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a fair valuation recommendation to provide to the Adviser. The Sub-Adviser will maintain records with respect to securities valuation information provided hereunder and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(k)           The Sub-Adviser will notify the Adviser promptly upon detection of any error in connection with its management of the Fund Account, including, but not limited to, any trade errors. Further, the Sub-Adviser shall provide access to the Adviser and the Fund, or their respective agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting a Fund Account must be corrected to the satisfaction of the Adviser and the Board. The Sub-Adviser will reimburse the Fund for costs, losses or damages incurred arising out of or resulting from any such error.

2.             Representations and Warranties by the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser that:

(a)          The Sub-Adviser has the full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

(b)          The Sub-Adviser is a corporation duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)          The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)          The Sub-Adviser is not prohibited by Section 9(a) of the 1940 Act from performing its obligations under this Agreement.

(e)           The Sub-Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) to perform its obligations under this Agreement.

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(f)           The execution, delivery and performance by the Sub-Adviser of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

(g)           The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non- public information concerning portfolio investments that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)          The Sub-Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust and the Fund, and under this Agreement and will continue to be so registered and maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, if required, so long as this Agreement remains in effect, including for the avoidance of doubt, as an investment adviser registered with the SEC under the Advisers Act.

(i)            The Sub-Adviser will maintain its own compliance program or manual, as required for SEC-registered investment advisers to registered investment companies. The Sub-Adviser will provide either the manual or a summary thereof, including any updates thereto, to the Adviser’s Chief Compliance Officer. Upon request and reasonable prior notice, the Sub-Adviser will provide the Trust’s chief compliance officer with direct access to the Sub-Adviser’s chief compliance officer. Upon reasonable request of the Trust the Sub-Adviser shall provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (i) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-1 under the 1940 Act; (ii) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (iii) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation.

(j)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 45 days of the end of each calendar quarter during which this Agreement remains in effect, the Sub-Adviser shall certify to Adviser or the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, the Sub-Adviser shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

(k)           The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(l)            This Agreement and each other agreement, instrument or document to be executed and delivered by the Sub-Adviser pursuant to this Agreement constitutes the legal, valid and binding obligation of the Sub-Adviser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

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(m)          The Sub-Adviser represents that its other engagements or activities are as of the date of this Agreement not of a nature or magnitude so as to have a material adverse effect on its ability to fulfill its obligations under this Agreement. The Adviser acknowledges and agrees that the Sub-Adviser and its principals are required to devote only such time as may be reasonably required with respect to the Sub-Adviser’s obligations under this Agreement.

(n)           The Sub-Adviser will notify the Adviser in the event that there is any change of control or ownership of the Sub-Adviser that would constitute an assignment of an investment advisory contract for purposes of Section 15(a) of the 1940 Act (each such occurrence, a “Sub-Adviser Change of Control Event”), in each such case prior to such change if the Sub-Adviser is aware of such change, but in any event, not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(o)           The Sub-Adviser will maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $10,000,000 from insurance providers that are in the business of regularly providing insurance coverage to investment advisers.

3.             Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

(a)           The Adviser has the full power and authority to enter into this Agreement, to serve as the investment adviser to the Fund, and to perform the services and its obligations described under this Agreement.

(b)          The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)          The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)          The execution, delivery and performance by the Adviser of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)           The Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust and the Fund, and under this Agreement and will continue to be so registered, if required, so long as this Agreement remains in effect.

(f)           This Agreement and each other agreement, instrument or document to be executed and delivered by the Adviser pursuant to this Agreement constitutes the legal, valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

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4.             Covenants of the Sub-Adviser.

(a)           The Sub-Adviser will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.

(b)          The Sub-Adviser will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Adviser, the Trust and/or the Fund, or, in the case of the Sub-Adviser, that would materially impact the ability of the Sub-Adviser to perform its obligations under this Agreement, in each case, unless the Sub-Adviser is prohibited from doing so.

5.            Covenants of the Adviser.

(a)           The Adviser will promptly notify the Sub-Adviser of the occurrence of any event that would substantially impair the ability of the Adviser to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act

(b)          The Adviser will promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Trust and/or the Fund, or, in the case of the Adviser, that would materially impact the ability of the Adviser to perform its obligations under this Agreement, in each case, unless the Adviser is prohibited from doing so.

6.            Confidentiality.

(a)           By virtue of this Agreement, either the Advisor, the Fund, or the Trust, on the one hand (the “Fund Parties”), and the Sub-Adviser on the other hand, may have access to information that is confidential to the other including, without limitation, all business, technical, financial, customer and/or any other proprietary information of a party or its affiliates, products, processes, tools, services, technical knowledge and any other information and/or materials clearly marked as confidential or information identified as confidential at the time of disclosure (collectively, “Confidential Information”). Notwithstanding the foregoing, a party’s Confidential Information shall not include information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party’s lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (iv) is independently developed by the other party without reference to any Confidential Information. In addition, the obligations of this Section 6 do not apply to confidential information that is required to be disclosed pursuant to a subpoena, court order, or disclosure request from a government authority, provided that to the extent permitted by law the party subject to same shall provide prompt written notice to the other party upon receipt of such subpoena, order, or other disclosure requirement prior to such disclosure so the other party may seek the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement. Such Confidential Information shall remain confidential for all other purposes.

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(b)          By virtue of this Agreement, either the Fund Parties or the Sub-Adviser may have access to Confidential Information of the other party. The Fund Parties and the Sub-Adviser agree to maintain the confidentiality of the Confidential Information, except that the Confidential Information may be disclosed (i) to their respective affiliates and their respective affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any governmental authority, taxing authority or self-regulatory authority, (iii) to the extent required by applicable law or by any subpoena or similar legal process (provided that to the extent permitted by law the party subject to same shall provide immediate written notice to the other party upon receipt of subpoena, order, or other disclosure requirement prior to such disclosure and allow such other party the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement), (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the rights granted hereunder, (v) in the regulatory filings of the Trust and any Fund, in a manner determined to be appropriate or required by USCF by or on behalf of the Trust and any Fund, and (vi) with the consent of the other party. Such Confidential Information shall remain confidential for all other purposes.

(c)           The Fund Parties and the Sub-Adviser agree to secure and protect the Confidential Information of each other in a manner consistent with the maintenance of the other party’s rights therein, using at least as great a degree of care as each party uses to maintain the confidentiality of its own confidential information of a similar nature, but in no event using less than its reasonable efforts. None of the Fund Parties nor the Sub-Adviser shall sell, transfer, publish, disclose, or otherwise make available any portion of the Confidential Information of the other party to third parties, except as necessary to perform its obligations under this Agreement or as expressly authorized in this Agreement. Each party represents that it has, and agrees to maintain, an appropriate agreement with each third party who may have access to Confidential Information sufficient to enable such party to comply with all of the terms of this Agreement.

(d)          The Fund Parties and the Sub-Adviser agree that the unauthorized use by any party of the other party’s Confidential Information will diminish the value of such Confidential Information and will cause substantial and irreparable damage to the party whose Confidential Information was improperly disclosed, and that the remedies generally available at law may be inadequate. Accordingly, the Fund Parties and the Sub-Adviser agree that a breach of this Section 6 shall entitle the Sub-Adviser (in the case of a breach by any of the Fund Parties) or the Fund Parties (in the case of a breach by the Sub-Adviser) to seek equitable relief to protect its interest herein, including injunctive relief, as well as money damages. The parties agree that the obligations under this Section 6 shall survive termination or expiration of this Agreement.

(e)           For avoidance of doubt, the Sub-Adviser shall be permitted to include performance information of the Fund in materials produced by it subject to compliance with all applicable securities laws and regulations and any applicable FINRA guidance, and such performance information shall not be Confidential Information of the Fund Parties.

7.             Regulatory Matters. The Sub-Adviser acknowledges and agrees that it is an “investment adviser” to the Fund as such term is defined under the 1940 Act.

8.             Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser, sub-advisor, commodity trading advisor and/or commodity pool operator for any other person(s) or entity(ies), or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other financial instruments for its or their own accounts or for the accounts of others for whom he, she or it may be acting.

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9.             Duration and Termination.

(a)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term of two (2) calendar years commencing on the effective date of this Agreement, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act and any applicable exemptive relief provided by the SEC.

(b)          This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)           The Agreement may be terminated at any time, without the payment of any penalty, by the Adviser on one hundred and twenty (120) days’ written notice to the Sub-Adviser.

(d)           This Agreement may be terminated at any time by the Sub-Adviser on one hundred and twenty (120) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

(e)           This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Investment Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

10.           Proxy Voting; Class Actions.

(a)           The Sub-Adviser shall have full and sole discretion on behalf of the Fund to vote (or in its discretion, refrain from voting) proxies for the securities held by the Fund Account. The Sub-Adviser shall vote proxies for the Fund in, (i) a manner deemed by the Sub-Adviser to be in the best interests of the Fund, and (ii) accordance with the Sub-Adviser’s proxy voting policies and procedures. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures as required under Rule 206(4)-6 of the Advisers Act, a copy of which has been provided to the Fund and the Board, and that it will promptly provide (i) any updates of such policies and procedures to the Fund and the Board, (ii) its voting records with respect to the Fund Account, to enable that Fund to meet its annual disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act, and (iii) reports to the Adviser and/or the Board, as the Fund may direct, in instances where the Sub-Adviser votes counter to its proxy voting policies. The Adviser acknowledges and agrees that the Sub-Adviser has the authority to engage, at Sub-Adviser’s expense, a third party service provider to assist the Sub-Adviser with the voting of the Fund Account proxies.

(b)          The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

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11.           Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its obligations under this Agreement, including all costs and expenses of its employees and any overhead incurred and any activities directly related thereto, and including all costs and expenses of compliance with applicable law and regulation. For avoidance of doubt, the Sub-Adviser shall not be responsible for the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund.

12.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement, the Adviser will pay to the Sub-Adviser, as compensation a fee (the “Fee”), as set forth on Schedule B. The Fee will be calculated daily and paid monthly within 30 days of the end of each calendar month by a wire transfer to an account or accounts specified by the Sub-Adviser. If the Fee begins to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Adviser shall pay to the Sub-Adviser such compensation as shall be payable prior to the effective date of termination.

13.           Indemnification; Limitation of Liability.

(a)           The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(b)           The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees or affiliates (collectively, the “Sub-Adviser Indemnified Parties”) for all losses, claims, damages, liabilities, and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation, or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)           The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees or affiliates (collectively, the “Trust Indemnified Parties”) for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust.

(d)          The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees or affiliates (collectively, with the Trust Indemnified Parties, the “USCF Indemnified Parties”) for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

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(e)           Except as otherwise expressly provided herein, in no event shall the Trust, the Adviser or the Sub-Adviser be liable for any indirect, incidental, special or consequential damages, even if the party or an authorized representative thereof has been advised of the possibility of such damages. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith; thus, nothing in this Agreement shall in any way constitute a waiver or limitation on any rights which a party may have under the federal securities laws.

(f)           Promptly after receipt by any the Sub-Adviser Indemnified Party or USCF Indemnified Party (collectively, the “Indemnified Party”) of notice of the commencement of any action, the Indemnified Party shall, if indemnification is to be sought against the other party (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof, but the omission to notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnified Party shall be entitled to participate in any such action and to assume the defense thereof, with counsel of its choice, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any attorneys’ fees subsequently incurred by the Indemnified Party. The Indemnified Party shall cooperate in the defense of settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that the Indemnifying Party assumes the defense of the action, in negotiating any settlement the Indemnifying Party shall use commercially reasonable efforts to avoid any negative reputational or legal consequences to the Indemnified Party, and the Indemnified Party shall have the right to approve the terms of any settlement as to any such reputational or legal consequences in its reasonable discretion.

14.           Use of Name, and Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets, website and other marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser prior to their use, publication or distribution. Notwithstanding the foregoing, the Adviser shall not be required to provide the Sub-Adviser with copies of any materials that contain substantially similar information about the Sub-Adviser as was contained in materials previously provided.

15.          Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

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16.           No Partnership. Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Adviser, on the one hand, and the Sub-Adviser, on the other hand. The Adviser and the Sub-Adviser are independent contractors to one another and, except as specifically provided in this Agreement, that the Sub-Adviser shall not have authority to act for or represent the Adviser or the Trust contained herein shall create or constitute the Sub-Adviser and the Adviser or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

17.           Legal Proceedings. The Sub-Adviser will not advise or act for the Adviser, the Trust or the Fund in any legal proceedings, including bankruptcies or class actions, involving any assets held or previously held by the Fund without the prior written consent of the Adviser.

18.           Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and the Trust and the Fund and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise confer any benefit on any other person.

19.          Waiver. The waiver by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

20.          Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act, as applicable.

21.          Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the intent and economic effect of the invalid provision in accordance with applicable law. If necessary or appropriate the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. The remainder of this Agreement shall remain in full force and effect.

22.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

Attn: John Love, President and Chief Executive Officer

Tel: (510) 522-9600

Email: jlove@uscfinvestments.com

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With a copy to:

Daphne Frydman, General Counsel

Tel: (510) 522-9600

Email: dfrydman@uscfinvestments.com

To The Sub-Adviser at:

Luan Jenifer, President

Miller/Howard Investments, Inc.

10 Dixon Avenue

Woodstock, NY 12498

Office:  845-679-9166

Cell:  845-233-8700

Email:  luan@mhinvest.com

With a copy to:

Charles Atkins, Chief Compliance Officer

Office:  845-679-9166

Cell:  845-532-5474

Email:  charles@mhinvest.com

23.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. Appendices A and B to this Agreement shall be incorporated into this Agreement and made a part hereof.

24.           Survival. The terms of Sections 1(e), 6, 12, 13, 14, 19, 20, 21, 22, 24, 26, and 27 shall survive termination of this Agreement.

25.           Force Majeure. No party shall be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, or any government or any governmental body, any act of war or terrorism, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party.

26.           No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

27.           Interpretation. When reference is made in this Agreement to a section, such reference shall be to a section of this Agreement, unless otherwise indicated. The defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

28.           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed intend to be legally bound by it, as of the date first written above.

USCF ADVISERS LLC:	SUB-ADVISER:

By:	By:

Name:	Name:

Title:	Title:

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SCHEDULE A

Funds

USCF Midstream Energy Income Fund

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SCHEDULE B

Fund	Annual Fee as a percent of average daily net assets
USCF Midstream Energy Income Fund	0.38%

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EXHIBIT F — FORM OF NEW SUMMERHAVEN SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) is made and entered into as of [ ], 2027, by and between USCF ADVISERS LLC, a Delaware limited liability company (the “Adviser”) and SUMMERHAVEN INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (“SHIM”).

WHEREAS, pursuant to an Investment Advisory Agreement dated January [ ], 2027 (the “Investment Advisory Agreement”) by and between the Adviser and USCF ETF TRUST, a Delaware statutory trust (the “Trust”) registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which has been approved by the Trust’s Board of Trustees (the “Board”), the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”); and

WHEREAS, the Investment Advisory Agreement permits the Adviser to appoint a sub-advisor to provide certain advisory services in connection with the operation of the Fund;

WHEREAS, to gain exposure to the commodities markets, the Fund has formed USCF CAYMAN COMMODITY 2, an exempted company incorporated in the Cayman Islands (the “Subsidiary”), as a wholly-owned subsidiary of the Fund, and pursuant to an Cayman Investment Advisory Agreement (the “Cayman Investment Advisory Agreement”) between the Subsidiary and the Adviser, which has been approved by the Board, the Fund has appointed the Adviser as investment adviser for the Subsidiary; and

WHEREAS, pursuant to a Services and Licensing Agreement with SummerHaven Index Management LLC (“SHIX”), amended and restated as of February 26, 2026 (the “Licensing Agreement”), the Adviser licensed from SHIX the use of certain names and marks (“Service Marks”), including that of certain commodity indexes (the “Indexes”), and the use of the Indexes by the Fund;

WHEREAS, the Adviser desires to retain SHIM to furnish certain commodity trading and investment services in connection with the commodity trading activities of the Subsidiary;

WHEREAS, in furtherance of the Fund’s investment strategy, the Adviser, in its sole discretion, on behalf of the Fund, may allocate a portion of the Fund’s assets not to exceed in the aggregate 25% of its assets as determined at the end of each fiscal quarter, for investment in the Subsidiary, and may designate all or only a portion of the assets and interests in the Subsidiary, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom to a separate commodity trading account (the “Commodity Exposure Account”) established for the Fund to access exposure to certain Commodity Interests (as defined below) and to be traded and managed by SHIM; and

WHEREAS, SHIM is willing to provide those services on the terms and conditions set forth in this Agreement;

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NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             Engagement of SHIM.

(a)           The Adviser hereby engages SHIM as sub-advisor to the Adviser to (i) furnish a continuous investment program and manage the investment and reinvestment in Commodity Interests for the Commodity Exposure Account, and (ii) provide general consultation regarding the markets for Commodity Interests (as defined below). Pursuant to clause (i) above, SHIM shall, with respect to the Commodity Exposure Account, determine in its discretion the commodity interests, including, but not limited to, futures contracts, options on futures contracts, forward contracts or commodities, and swaps (“Commodity Interests”) to be purchased, retained or sold on behalf of the Subsidiary within the parameters of the investment approach, policies, restrictions and guidelines applicable to the Commodity Exposure Account as provided by the Adviser to SHIM. SHIM shall seek to place the trades for these Commodity Interests in accordance with the Trust’s policy, as set forth in its registration statement on Form N-1A, for best execution.

(b)           SHIM shall seek to discharge its obligations under this Agreement subject to the supervision of the Adviser, the Board and the officers of the Trust and in compliance with (i) the Fund’s investment objective, policies and restrictions as set forth in the Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended or supplemented during the term of this Agreement; (ii) the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time; (iii) all other applicable federal, state and foreign laws and regulations, including without limitation, the rules of any self-regulatory organization; (iv) the Trust’s Declaration of Trust, as such may be amended from time to time; and (v) such other guidelines, policies and procedures adopted by the Board or implemented by the Adviser applicable to the Fund and the Subsidiary and provided to SHIM from time to time. The Adviser shall provide SHIM with written notice of any changes to the Subsidiary’s objective, policies and restrictions no less than thirty (30) days prior to the effectiveness of any such change. No supervisory activity undertaken by the Adviser shall limit SHIM’s full responsibility for its obligations under this Agreement.

(c)           In the event that SHIM gives notice of termination of this Agreement pursuant to Section 10(b)(v)(a), Section 10(b)(v)(b) or Section 10(b)(v)(d), SHIM and the Adviser shall promptly utilize their commercially reasonable efforts to develop a list of one or more potential successor sub-advisors to the Fund to trade the Commodity Interests in the Commodity Exposure Account, which list shall be agreed to in writing by the parties hereto within 30 days after SHIM provides such notice of termination.

(d)           SHIM will attend, either in person or via telephone, regular business and investment-related meetings with the Board and/or the Adviser, as requested by the Trust, the Adviser or both; and will maintain books and records with respect to the Commodity Exposure Account, furnish to the Adviser and the Board such periodic and special reports as they may reasonably request with respect to the Commodity Exposure Account and provide in advance to the Adviser all reports to the Board for examination and review within a reasonable time prior to Board meetings.

(e)           SHIM will use its commercially reasonable efforts to comply with the directions from the Adviser with respect to changes that may need to be made to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Internal Revenue Code.

(f)            SHIM will not consult with sub-advisers of any other investment portfolio of the Trust concerning transactions in portfolio securities or other portfolio investments of the Subsidiary.

(g)           In accordance with procedures adopted by the Board, as amended from time to time, SHIM will assist the Fund’s administrator and/or the Fund in determining the fair valuation of Commodity Interests of the Subsidiary and will use its reasonable efforts to arrange for the provision of valuation information or price(s) for Commodity Interests in the Commodity Exposure Account which do not have a market price or for which the Fund’s administrator does not obtain prices in the ordinary course of business from an automated pricing service.

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(h)           SHIM will notify the Adviser promptly upon detection of any error in connection with its management of the Commodity Exposure Account including but not limited to any trade errors. Further, SHIM shall provide access to the Adviser and the Fund, or their respective agents, to all documents and information related to any error, its analysis and correction, and the correction of all errors impacting the Fund must be corrected to the satisfaction of the Adviser and the Fund. SHIM will reimburse the Fund for costs, losses or damages incurred arising out of or resulting from any such error.

2.             Representations and Warranties by SHIM. SHIM represents and warrants to the Adviser that:

(a)           SHIM has the full power and authority to enter into this Agreement and to perform its obligations under this Agreement.

(b)           SHIM is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)           The execution, delivery and performance by SHIM of this Agreement are within SHIM’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)           SHIM is not prohibited by Section 9(a) of the 1940 Act from performing its obligations under this Agreement.

(e)           SHIM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(f)            The execution, delivery and performance by SHIM of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) SHIM’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon SHIM.

(g)           SHIM is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust, the Fund and the Subsidiary, and under this Agreement and will continue to be so registered and maintain all necessary governmental, self-regulatory and exchange licenses and approvals, has effected all necessary filings and registrations with each applicable regulatory body, if required, so long as this Agreement remains in effect, including for the avoidance of doubt, as a commodity trading advisor (“CTA”) with the U.S. Commodity Futures Trading Commission (the “CFTC”), and as a member of the National Futures Association.

(h)           SHIM will maintain its own compliance program or manual, as may be required from time to time, for SEC-registered investment advisers and for CTAs registered with the CFTC and relying on the CFTC Rule 4.7(c) exemption. SHIM will provide either the manual or a summary thereof, including any updates thereto, to the Adviser’s Chief Compliance Officer.

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(i)            SHIM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided the Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, SHIM shall certify to Adviser or the Trust that SHIM has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of SHIM’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, SHIM shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to SHIM by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

(j)            This Agreement and each other agreement, instrument or document to be executed and delivered by SHIM pursuant to this Agreement constitutes the legal, valid and binding obligation of SHIM, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

(k)           SHIM represents that its other engagements or activities are as of the date of this Agreement not of a nature or magnitude so as to have a material adverse effect on its ability to fulfill its obligations under this Agreement. The Adviser acknowledges and agrees that SHIM and its principals are required to devote only such time as may be reasonably required with respect to SHIM’s obligations under this Agreement.

(l)             SHIM will notify the Adviser in the event that there is any change of control or ownership of SHIM that would constitute an assignment of an investment advisory contract for purposes of Section 15(a) of the 1940 Act (each such occurrence, a “SHIM Change of Control Event”), in each such case prior to such change if SHIM is aware of such change, but in any event, not later than promptly after such change.

(m)          SHIM will maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $10,000,000.

3.             Representations and Warranties of the Adviser. The Adviser represents and warrants to SHIM as follows:

(a)           The Adviser has the full power and authority to enter into this Agreement, to serve as the investment adviser to the Fund and the Subsidiary and to perform the services and its obligations described under this Agreement.

(b)          The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

(c)           The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action and no further action is required on its part to authorize this Agreement.

(d)           The execution, delivery and performance by the Adviser of this Agreement do not violate or result in a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

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(e)           The Adviser is registered with applicable regulators in each capacity in which it is required to register to perform its duties with respect to the Trust, the Fund and the Subsidiary, and under this Agreement and will continue to be so registered, if required, so long as this Agreement remains in effect.

(f)            This Agreement and each other agreement, instrument or document to be executed and delivered by the Adviser pursuant to this Agreement constitutes the legal, valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors’ rights generally and the discretion of the courts in granting equitable remedies.

(g)           The Adviser or an affiliate of the Adviser serves as the commodity pool operator of the Fund and the Subsidiary.

(h)           Each of the Fund, the Trust, and the Subsidiary will be as of the date the Subsidiary commences trading activities, “qualified eligible persons” as defined in the CEA.

4.             Covenants of SHIM.

(a)            SHIM will promptly notify the Adviser of the occurrence of any event that would substantially impair SHIM’s ability to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.

(b)            SHIM will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Adviser, the Trust, the Fund and the Subsidiary, or, in the case of SHIM, that would impact the its ability to perform its obligations under this Agreement, in each case, unless SHIM is prohibited from doing so.

5.             Covenants of the Adviser.

(a)           The Adviser will promptly notify SHIM of the occurrence of any event that would substantially impair the ability of the Adviser to fulfill its commitment under this Agreement including, without limitation, the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act

(b)           The Adviser will promptly notify SHIM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Trust, the Fund and the Subsidiary, or, in the case of the Adviser, that would impact the ability of the Adviser to perform its obligations under this Agreement, in each case, unless the Adviser is prohibited from doing so.

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6.             Confidentiality.

(a)           By virtue of this Agreement, either the Advisor, the Fund, or the Trust, on the one hand (the “Fund Parties”), and SHIM on the other hand, may have access to information that is confidential to the other including, without limitation, all business, technical, financial, customer and/or any other proprietary information of a party or its affiliates, products, processes, tools, services, technical knowledge and any other information and/or materials clearly marked as confidential or information identified as confidential at the time of disclosure or summarized as confidential in a written memorandum delivered to the recipient within thirty (30) calendar days of disclosure, including, without limitation, all non-public information concerning the Indexes (collectively, “Confidential Information”). Notwithstanding the foregoing, a party’s Confidential Information shall not include information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party’s lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (iv) is independently developed by the other party without reference to any Confidential Information. In addition, the obligations of this Section 6 do not apply to confidential information that is required to be disclosed pursuant to a subpoena, court order, or disclosure request from a government authority, provided that to the extent permitted by law the party subject to same shall provide prompt written notice to the other party upon receipt of such subpoena, order, or other disclosure requirement prior to such disclosure so the other party may seek the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement. Such Confidential Information shall remain confidential for all other purposes.

(b)           By virtue of this Agreement, either the Fund Parties or SHIM may have access to Confidential Information of the other party. The Fund Parties and SHIM agree to maintain the confidentiality of the Confidential Information, except that the Confidential Information may be disclosed (i) to their respective affiliates and their respective affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (ii) to the extent requested by any governmental authority, taxing authority or self-regulatory authority, (iii) to the extent required by applicable law or by any subpoena or similar legal process (provided that to the extent permitted by law the party subject to same shall provide immediate written notice to the other party upon receipt of subpoena, order, or other disclosure requirement prior to such disclosure and allow such other party the opportunity to intervene in the action in order to attempt to enjoin such subpoena, order, or other disclosure requirement), (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the rights granted hereunder, (v) in the regulatory filings of the Trust and any Fund, in a manner determined to be appropriate or required by USCF by or on behalf of the Trust and any Fund, and (vi) with the consent of the other party. Such Confidential Information shall remain confidential for all other purposes.

(c)          The Fund Parties and SHIM agree to secure and protect the Confidential Information of each other in a manner consistent with the maintenance of the other party’s rights therein, using at least as great a degree of care as each party uses to maintain the confidentiality of its own confidential information of a similar nature, but in no event using less than its reasonable efforts. None of the Fund Parties nor SHIM shall sell, transfer, publish, disclose, or otherwise make available any portion of the Confidential Information of the other party to third parties, except as necessary to perform its obligations under this Agreement or as expressly authorized in this Agreement. Each party represents that it has, and agrees to maintain, an appropriate agreement with each third party who may have access to Confidential Information sufficient to enable such party to comply with all of the terms of this Agreement.

(d)           The Fund Parties and SHIM agree that the unauthorized use by any party of the other party’s Confidential Information will diminish the value of such Confidential Information and will cause substantial and irreparable damage to the party whose Confidential Information was improperly disclosed, and that the remedies generally available at law may be inadequate. Accordingly, the Fund Parties and SHIM agree that a breach of this Section 6 shall entitle SHIM (in the case of a breach by any of the Fund Parties) or the Fund Parties (in the case of a breach by SHIM) to seek equitable relief to protect its interest herein, including injunctive relief, as well as money damages. The parties agree that the obligations under this Section 6 shall survive termination or expiration of this Agreement.

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7.             Regulatory Matters. SHIM acknowledges and agrees that it is an “investment adviser” to the Subsidiary as such term is defined under the 1940 Act.

8.             Services Not Exclusive. The services furnished by SHIM hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent SHIM or any affiliated person of SHIM or any employee, agent, manager or affiliated person of such person from acting as an investment adviser, sub-adviser, CTA or CPO for any other person(s) or entity(ies), or (ii) limit or restrict SHIM or any such employee, agent, manager or affiliated person from buying, selling or trading any securities, Commodity Interests or other financial instruments for its or their own accounts or for the accounts of others for whom he, she or it may be acting.

9.             SHIM’s Trading Transactions. The Commodity Exposure Account and other accounts advised or managed by SHIM may invest in the same Commodity Interests. When SHIM seeks to purchase or sell the same Commodity Interests at substantially the same time on behalf of the Subsidiary and/or another account, SHIM shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on either an average price basis or high to high/low to low price basis, and available investments will be allocated as to amount in a manner which SHIM believes to be equitable to the Subsidiary and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Subsidiary or the size of the position obtained or sold by Subsidiary. In that connection, however, SHIM agrees that in rendering consulting, advisory and management services to other Commodity Interest trading accounts and entities, it will seek to achieve an equitable treatment of all accounts and will use a fair and reasonable system of order entry for all accounts. SHIM will promptly notify the Adviser if the Subsidiary's positions are included in an aggregate amount which exceeds the applicable speculative position limit. If the speculative position limits are reached in any Commodity Interest contract, (in the event that section 10(b)(v)(b) hereof is not invoked) SHIM will modify the trading instructions to the Subsidiary and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. As of the date of this Agreement, SHIM believes that such speculative limits will not materially affect its trading recommendations or strategy for the Subsidiary given SHIM’s current accounts.

10.           Duration and Termination.

(a)           This Agreement shall remain in effect for an initial term of two (2) calendar years commencing on the effective date of this Agreement (“Initial Term”), subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter; provided that such annual continuance is specifically approved each year by (i) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

(b)          Termination of the Agreement. This Agreement may be terminated without payment of any penalty:

(i)	by mutual consent of the parties hereto;
(ii)	by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund with sixty (60) days written notice to SHIM;
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(iii)	by any party, upon ninety (90) days’ prior written notice to the other party, in the event that:
a.	the other party commits a material breach of this Agreement, and such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach, specifying the nature of the breach in reasonable detail;
b.	if any party becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; makes a voluntary assignment or transfer of all or substantially all of its property; has a custodian, trustee, or receiver appointed for it, or for all or substantially all of its property; has bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law for the relief of debtors, instituted by or against it, and, if instituted against it, any of the foregoing is allowed or consented to by the other party or is not dismissed within sixty (60) days after such institution; or
c.	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to have a material adverse effect on such party’s ability to perform its obligations under this Agreement.
(iv)	By the Adviser upon ninety (90) days’ prior written notice to SHIM in the event that:
a.	The Adviser and/or the Trust is informed of the final adoption of any legislation or regulation that materially impairs the ability of the Adviser and/or the Trust to market, promote, issue, or redeem shares of the Fund;
b.	any material litigation or regulatory proceeding regarding the Fund and/or the Subsidiary is commenced which requires the Fund and/or the Subsidiary to cease existence; or
c.	any material litigation or regulatory proceeding regarding SHIM is commenced and the Adviser, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on the Adviser, the Fund and/or the Subsidiary;
d.	the Adviser elects to terminate the distribution of the Fund.
(v)	By SHIM, upon ninety (90) days’ prior written notice to the Adviser and the Trust, in the event that:
a.	SHIM is informed of the final adoption of any legislation or regulation that materially impairs SHIM’s ability to perform its obligations under this Agreement;
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b.	SHIM determines in its sole reasonable discretion that it and/or its affiliates could imminently become subject to position limits in connection with positions relating to one or more commodities, due to any legislation or regulation, or any advice, statement, ruling, or other communication by the CFTC or any exchange or self-regulatory organization, and/or any increase in size of the Fund and/or any other client of SHIM or its affiliates, which position limits could reasonably be expected to impair SHIM’s or its affiliates’ ability to perform advisory, management or other services to any of SHIM’s or any affiliate’s clients, including the Fund; or
c.	Any material litigation or regulatory proceeding regarding the Adviser, the Fund and/or the Subsidiary is commenced and SHIM, in its sole discretion, expects such litigation or proceeding to have a material adverse effect on SHIM; or
d.	SHIM determines in its sole discretion that its compliance with any new legislation or regulatory guidance in respect of the provision of its services hereunder will result in material hardship or material expense to SHIM.
(vi)	This Agreement shall automatically terminate upon its assignment or the occurrence of a SHIM Change of Control Event.
(vii)	This Agreement shall also terminate in the event that the Investment Advisory Agreement or the Licensing Agreement is terminated.

(c)           No fees under this Agreement will be payable to SHIM by the Adviser after termination of this Agreement as set forth above except any outstanding fees. The fee for the month in which this Agreement is terminated will be prorated based on the number of days in the month during which the Agreement was in effect.

(d)          Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration.

11.           Books and Records. In compliance with the requirements of Rule 31a-3 of the 1940 Act and CFTC Rule 4.7(c), SHIM hereby agrees that all records which it maintains for the Subsidiary with respect to the Commodity Exposure Account are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records in the event of termination of this Agreement. SHIM further agrees to preserve for the periods prescribed by Rule 31a-2 of the 1940 Act and CFTC Rule 4.7(c), if applicable, the records required to be maintained by the CFTC and the SEC, if applicable, with respect to the services provided by SHIM hereunder. For avoidance of doubt, SHIM shall be permitted to include performance information of the Fund and the Subsidiary in materials produced by it subject to compliance with all applicable securities and commodities laws and regulations and any applicable FINRA guidance, and such performance information shall not be Confidential Information of the Fund Parties.

12.           Expenses. During the term of this Agreement, SHIM will pay its own expenses incurred in connection with the performance of its obligations under this Agreement, including all costs and expenses of its employees and any overhead incurred and any activities directly related thereto, and including all costs and expenses of compliance with applicable law and regulation.

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13.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement, the Adviser will pay to SHIM, as compensation a fee (the “Fee”), as set forth on Appendix A. The Fee will be calculated daily and paid monthly within 30 days of the end of each calendar month by a wire transfer to an account or accounts specified by SHIM. If the Fee begins to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement, the Adviser shall pay to SHIM such compensation as shall be payable prior to the effective date of termination.

14.           Indemnification; Limitation of Liability.

(a)           The Adviser shall indemnify, defend and hold SHIM and its respective affiliates, members, directors, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “SHIM Indemnified Parties”) harmless from and against any and all claims, liabilities, obligations, judgments, causes of action, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) in connection with or arising out of this Agreement, including but not limited to any material breach of this Agreement by the Adviser, the Trust, and/or the Subsidiary, or any disclosure in any registration statement of the Fund (except disclosure about SHIM that has been specifically approved by SHIM), except to the extent Losses are the result of any grossly negligent act or omission of a SHIM Indemnified Party.

(b)           SHIM shall indemnify, defend and hold the Trust, the Adviser, the Subsidiary and their respective affiliates, members, directors, trustees, officers, shareholders, employees, representatives, agents, attorneys, successors and assigns (collectively, the “USCF Indemnified Parties”) harmless from and against any and all Losses arising out of (i) any material breach of this Agreement by SHIM, (ii) any disclosure in the Fund’s registration statement about SHIM that has been specifically approved by SHIM, or (iii) the gross negligence or willful misconduct of SHIM, as applicable, in performing or satisfying its obligations under this Agreement.

(c)           Except as otherwise expressly provided herein, in no event shall the Trust, the Adviser or SHIM be liable for any indirect, incidental, special or consequential damages, even if the party or an authorized representative thereof has been advised of the possibility of such damages. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith; thus, nothing in this Agreement shall in any way constitute a waiver or limitation on any rights which a party may have under the federal securities laws.

(d)           Promptly after receipt by any SHIM Indemnified Party or USCF Indemnified Party (collectively, the “Indemnified Party”) of notice of the commencement of any action, the Indemnified Party shall, if indemnification is to be sought against the other party (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof, but the omission to notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnified Party shall be entitled to participate in any such action and to assume the defense thereof, with counsel of its choice, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any attorneys’ fees subsequently incurred by the Indemnified Party. The Indemnified Party shall cooperate in the defense of settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that the Indemnifying Party assumes the defense of the action, in negotiating any settlement the Indemnifying Party shall use commercially reasonable efforts to avoid any negative reputational or legal consequences to the Indemnified Party, and the Indemnified Party shall have the right to approve the terms of any settlement as to any such reputational or legal consequences in its reasonable discretion.

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15.           Use of Name, and Reference to SHIM and the Index. The use by the Adviser, the Fund, the Subsidiary or the Trust of the name of SHIM and/or the Index shall be governed by the Licensing Agreement. Notwithstanding the foregoing nothing in this Agreement or the Licensing Agreement shall be read to prevent the Fund or the Trust from including the name of SHIM or the Index as may be required to complete any regulatory filing.

16.          Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the members of the Board who are not interested persons of the Adviser or SHIM, cast in person at a meeting called for the purpose of voting on such approval and, if required by applicable law, a majority of the outstanding voting securities of the Fund.

17.           No Partnership. Nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Adviser, on the one hand, and SHIM, on the other hand. The Adviser and SHIM are independent contractors to one another and, except as specifically provided in this Agreement, that SHIM shall not have authority to act for or represent the Adviser or the Trust contained herein shall create or constitute SHIM and the Adviser or Trust as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything contained herein be deemed to confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of any other such entity.

18.           Legal Proceedings. SHIM will not advise or act for the Adviser, the Trust, the Fund or the Subsidiary in any legal proceedings, including bankruptcies or class actions, involving Commodity Interests held or previously held in by the Subsidiary or the Fund without the prior written consent of the Adviser

19.           No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third party beneficiary hereto.

20.          Waiver. The waiver by any party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

21.           Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the CFTC or the 1940 Act, as applicable.

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22.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the intent and economic effect of the invalid provision in accordance with applicable law. If necessary or appropriate the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. The remainder of this Agreement shall remain in full force and effect.

23.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

Attn: John Love, President and Chief Executive Officer

Tel: (510) 522-9600

Email: jlove@uscfinvestments.com

With a copy to:

Daphne Frydman, General Counsel

Tel: (510) 522-9600

Email: dfrydman@uscfinvestments.com

To SHIM at:

SummerHaven Investment Management, LLC

Soundview Plaza

Fourth Floor

1286 East Main Street

Stamford, CT 06902

Telephone: (203) 352-2700

Email: legal@summerhavenim.com

With a copy to:

Robert Chender, Esq.

Seward & Kissel LLP

1 Battery Park Plaza

New York, NY 10004

Tel: (212) 574-1415

Email: chender@sewkis.com

24.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. Appendix A to this Agreement shall be incorporated into this Agreement and made a part hereof.

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25.           Survival. The terms of Sections 1(c), 6, 11, 13, 14, 20, 21, 22, 23, 25, 27 and 28 shall survive termination of this Agreement.

26.           Force Majeure. No party shall be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any act of God, or any government or any governmental body, any act of war or terrorism, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party.

27.           No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

28.           Interpretation. When reference is made in this Agreement to a section, such reference shall be to a section of this Agreement, unless otherwise indicated. The defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

29.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

30.           PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed intend to be legally bound by it, as of the date first written above.

USCF ADVISERS LLC:	SUMMERHAVEN INVESTMENT MANAGEMENT, LLC:

By:	By:

Name:	Name:

Title:	Title:

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APPENDIX A

Fee

The base fee shall be 0.06% of the Fund’s average daily net assets1 and shall be paid to SHIM within 30 days after the last business day of each month.

In the event that the trading of one or more commodity interests is assigned to a new sub-advisor, the fee shall be 0.06% - ((number of assigned commodity interests/14)*0.06%) of the Fund’s average daily net assets.

1 The “average daily net assets” shall be determined on the basis set forth in the Fund’s registration statement.

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To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1.800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (SDCI) a series of USCF ETF TRUST USCF ETF TRUST C/OALPSDISTRIBUTORS, INC. 1290 BROADWAY SUITE 1000 DENVER, CO 80203 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends you vote FOR each of the following proposals: 1. To approve a new investment advisory agreement between USCF ETF Trust, on behalf of SDCI, and USCF Advisers, LLC 2. To approve a new investment advisory agreement between USCF Cayman Commodity 2 and USCF Advisers, LLC 3. To approve a new sub-advisory agreement between USCF Advisers, LLC and SummerHaven Investment Management, LLC with respect to USCF Cayman Commodity 2 For Against Abstain 0 0 0 0 0 0 0 0 0 Note: Other business may properly come before the Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please given title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. USCF ETF TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund hereby appoints Daphne Frydman and Andrew F Ngim, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund(s) of USCF ETF Trust standing in the name of the undersigned at the close of business on November 17, 2026 at a Special Meeting of Shareholders to be held at the offices of USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596 on December 9, 2026 at 1:00 p.m. PT, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the proxy will be voted in accordance with the Board of Trustees' recommendation. PLEASE SIGN AND DATE ON THE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY USCF MIDSTREAM ENERGY INCOME FUND (UMI) a series of USCF ETF TRUST The Board of Trustees unanimously recommends you vote FOR each of the following proposals: 1. To approve a new investment advisory agreement between USCF ETF Trust, on behalf of UMI, and USCF Advisers, LLC 2. To approve a new sub-advisory agreement between USCF Advisers, LLC and Miller/Howard Investments, Inc. with respect to UMI For Against Abstain 0 0 0 0 0 0 Note: Other business may properly come before the Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please given title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date USCF ETF TRUST C/OALPSDISTRIBUTORS, INC. 1290 BROADWAY SUITE 1000 DENVER, CO 80203 To vote by Internet 4) Read the Proxy Statement and have the proxy card below at hand. 5) Go to website www.proxyvote.com or scan the QR Barcode above 6) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 4) Call 1.800-690-6903 5) Follow the instructions. To vote by Mail 5) Read the Proxy Statement. 6) Check the appropriate boxes on the proxy card below. 7) Sign and date the proxy card. 8) Return the proxy card in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. USCF ETF TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of USCF Midstream Energy Income Fund hereby appoints Daphne Frydman and Andrew F Ngim, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund(s) of USCF ETF Trust standing in the name of the undersigned at the close of business on November 17, 2026 at a Special Meeting of Shareholders to be held at the offices of USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596 on December 9, 2026 at 1:00 p.m. PT, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the proxy will be voted in accordance with the Board of Trustees' recommendation. PLEASE SIGN AND DATE ON THE REVERSE SIDE